ABERDEEN GLOBAL INCOME FUND, INC.

CERTIFICATE OF NOTICE

FIRST:  Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Corporation”), certifies that:

SECOND:  There has been a change to facts ascertainable outside of the charter (the “Charter”) of the Corporation within the meaning of Section 2-105(b) of the Maryland General Corporation Law (the “MGCL”) relating to the Auction Market Preferred Stock (“AMPS”).

THIRD:  The change to the facts ascertainable outside of the Charter is as set forth below:

On March 14, 2007, subject to the written approval of the relevant rating agencies, the Board of Directors of the Corporation determined, in accordance with its powers under Article XII, Section 1(b) of the Charter, that it is in the best interests of the Corporation to modify certain of the definitions contained in Article XII, Section 1(a) of the Charter in order to (i) effect the replacement of Standard & Poor’s Ratings Group with Fitch Ratings for purposes of the rating of the AMPS and (ii) reflect the limits and discount factors to be employed on the part of Fitch Ratings in connection with its rating of the AMPS.  The required written approval of Moody’s Investors Service (“Moody’s”) and Fitch Ratings has been received.

1.

The terms listed below shall now be deemed to have the definitions set forth below in their entirety:

“‘AA’ Composite Commercial Paper Rate,” on any Valuation Date, means (i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated “AA” by Fitch or “Aa” by Moody’s, or the equivalent of such rating by another nationally recognized rating agency or any Substitute Rating Agency selected by the Corporation, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted to the Auction Agent on a discount basis or otherwise by the Commercial Paper Dealers for the close of business on the Business Day immediately preceding such date.  If any Commercial Paper Dealer does not quote a rate required to determine the “AA” Composite Commercial Paper Rate, the “AA” Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Corporation to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period Days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent on the 30–day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60–day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent on the 60–day and 90–day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90–day rate on such commercial paper; (v) 99 or more days but fewer then 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90–day and 120–day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120–day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120–day and 180–day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180–day rate on such commercial paper.

“Asian Yankee Bonds” means, in the case of Moody’s, Yankee Bonds that are issued by companies from China, Hong Kong, India, Indonesia, Korea, Malaysia, Singapore, Thailand and The Philippines and such other countries as are approved in writing by Moody’s from time to time, and, in the case of Fitch, Yankee Bonds that are issued by issuers in China, Hong Kong, India, Indonesia, Korea, Malaysia, The Philippines, Singapore and Thailand and such other countries as are approved in writing by Fitch from time to time.

“Australian Bank Bills” means bills of exchange (as defined in the Bills of Exchange Act of the Commonwealth of Australia) issued, accepted or endorsed by Australian banks, (A) in the case of Moody’s, with (i) a long term foreign currency debt rating from Moody’s of at least Aa2 or (ii) in the case of any Bank Bill with a remaining term to maturity from the Valuation Date of 180 days or less, a rating from Moody’ s of Prime–1 or (iii) any other rating as Moody’s shall approve in writing, and (B) in the case of Fitch, with (i) a long-term rating from Fitch of at least AA- or (ii)in the case of any Bank Bill with a remaining term to maturity from the Valuation Date of 180 days or less, a rating from Fitch of at least F1.

“Australian Corporate Bonds” means debt obligations of Australian corporations (other than Australian Government Securities, Australian Semi–Government Securities, Australian Bank Bills, Australian Eurobonds, Australian Exchangeable Eurobonds and Australian Short Term Securities, and Commonwealth Yankee Bonds).

“Australian Eurobonds” means debt securities (including Australian Exchangeable Eurobonds) which are denominated in Australian Currency and which are publicly traded and non-callable, and which have the following characteristics: (a) the principal amount outstanding on the Valuation Date is at least equal to A$50 million, and (b) in the case of Moody’s, 90% or more of the Australian Eurobonds meeting the qualifications of clause (a) are rated at least Aa2 by Moody’s.

“Australian Government Securities” means any publicly traded security which is (i) either issued by the Government of the Commonwealth of Australia (and, in the case of Moody’s, rated Aa by Moody’s) or is guaranteed by the Government of the Commonwealth of Australia, (ii) is denominated and payable in Australian Currency or is convertible into a security constituting Eligible Portfolio Property, and (iii) is not a variable rate, index–linked, zero coupon or stripped security.

“Australian Quasi and Foreign Government Bonds” means bonds issued by non-Australian governments or issued (but not guaranteed) by Australian governmental entities and denominated and payable in Australian Currency.

“Australian Securities” means ANNIE MAEs, Australian Bank Bills, Australian Convertible or Exchangeable Eurobonds, Australian Corporate Bonds, Australian Eurobonds, Australian Government Securities, Australian Quasi and Foreign Government Bonds, Australian Semi–Government Securities, Australian Short Term Securities, MMSs, MTCs and NMMC Securities.

“Australian Semi-Government Securities” means publicly traded semi–government securities with a fixed maturity (i.e., no perpetuals) issued by the following entities which, except as indicated are explicitly guaranteed by the Government of the Commonwealth of Australia or the respective Australian State and which, in the case of Moody’s are (i) either rated Aa by Moody’s or are guaranteed by either the Commonwealth of Australia and rated Aa or any semi-sovereign Australian entity whose domestic long term debt is rated Aa by Moody’s, (ii) are denominated and payable in Australian currency or are convertible into a security constituting Eligible Portfolio Property by Moody’s, and (iii) are not a variable rate, index–linked, zero coupon or stripped security.

(1)

Electricity Trust of South Australia, a body established under the Electricity Trust of South Australia Act 1946 (South Australia).

(2)

New South Wales Treasury Corporation, a corporation constituted under section 4 of the Treasury Corporation Act of 1983 (New South Wales).

(3)

A Territory authority being an authority within the meaning of that term under section 43 of the Northern Territory (Self Government) Act (Commonwealth) provided that the specific issue is guaranteed by the Treasurer of the Commonwealth of Australia.

(4)

Queensland Treasury Corporation, a corporation established under the Treasury Corporation Act 1988 (Qld).

(5)

South Australian Government Financing Authority, an authority established under the Government Financing Authority Act 1982 (South Australia).

(6)

State Electricity Commission of Victoria, a commission established under the State Electricity Commission Act 1958 (Victoria).

(7)

The Australian Telecommunications Commission, a commission established under section 4 of the Telecommunications Act 1975 (Commonwealth).

(8)

Victorian Public Authorities Finance Agency, an agency constituted under section 3 of the Victorian Public Authorities Act 1984 (Victoria).

(9)

Australian Industry Development Corporation, a body established under section 5 of the Australian Industries Development Corporation Act (Commonwealth).

(10)

The Western Australian Treasury Corporation.

(11)

Tasmanian Public Finance Corp.

(12)

Commonwealth Bank of Australia.

(13)

State Bank of New South Wales.

(14)

Securities issued by the Australian State Government of Victoria through the Treasury Corporation of Victoria.

“Australian Short Term Securities” means promissory notes and other short term commercial paper issued by Australian institutions which, for purposes of Moody’s, are rated Prime-1 by Moody’s or have a long term foreign currency debt rating from Moody’s of at least Aa3 and a maturity of less than 270 days in the case of commercial paper, and, for purposes of Fitch, with a short-term rating of at least F1+ or with a long-term rating of at least AA- from Fitch.

“Canadian Corporate Bonds” means debt obligations of Canadian corporations (other than Commonwealth Yankee Bonds).

“Canadian Government Securities” means (i) any publicly traded security which is either (a) issued by the Government of Canada and, in the case of Moody’s, rated at least Aa1 by Moody’s or (b) is guaranteed by the Government of Canada or any semi–sovereign Canadian entity, and, in the case of Moody’s, whose domestic currency long term debt is rated at least Aa1 by Moody’s, (ii) is denominated and payable in Canadian currency or is convertible into a security constituting Eligible Portfolio Property, and (iii) is not a variable rate, index–linked, zero coupon or stripped security.

“Canadian Provincial Securities” means securities which are denominated and payable in Canadian Currency, and are direct obligations of, or fully guaranteed by, the full faith and credit of the appropriate Canadian Province, (including securities issued by provincially owned crown corporations carrying the same rating as the appropriate Canadian Province) provided that, in the case of Moody’s, the appropriate Province is rated at least Baa1 by Moody’s, the securities are not callable or pay–in–kind of zero coupon bonds, and, provided further, that the minimum issue size for Newfoundland, Prince Edward Island, Nova Scotia and New Brunswick Canadian Provincial Securities is C$150 million and for other Canadian Provincial Securities is C$500 million, that investment in Newfoundland, Prince Edward Island, Nova Scotia and New Brunswick Canadian Provincial Securities is limited to 6.25% of total Eligible Portfolio Property and that investments in a single Province rated Baa1 shall not exceed 5% of total Eligible Portfolio Property; investments in a single Province rated Baa1 or A shall not exceed in the aggregate 15% of total Eligible Portfolio Property; investments in a single Province rated Baa1, A or Aa shall not exceed in the aggregate 20% of total Eligible Portfolio Property and investments in a single Province rated Baa1, A, Aa or Aaa shall not exceed in the aggregate 25% of total Eligible Portfolio Property.

“Canadian Securities” means Canadian Corporate Bonds, Canadian Government Securities and Canadian Provincial Securities.

“Commonwealth Yankee Bonds” means Yankee Bonds that are issued by companies from Australia, Canada, New Zealand and the United Kingdom and such other countries as are approved in writing by a Rating Agency from time to time.

“Corporate Bonds” means debt obligations of U.S. corporations (other than Short Term Money Market Instruments or U.S. Government Obligations), which corporate debt obligations (a) provide for the periodic payment of interest thereon in cash, (b) do not provide for conversion or exchange into equity capital at any time over their respective lives, (c) have been registered under the Securities Act of 1933, as amended, and (d) have not had notice given in respect thereof that any such corporate debt obligations are the subject of an offer by the issuer thereof or exchange or tender for cash, securities or any other type of consideration (except that corporate debt obligations and Yankee Bonds, together, in an amount not exceeding 10% of the aggregate value of the Corporation’s assets at any time shall not be subject to the provisions of this clause (d)).  Such corporate debt obligations must be rated at least Aa3  in the case of Moody’s.  In addition, with respect to Moody’s, no corporate debt obligation held by the Corporation shall be deemed a Corporate Bond (i) if it fails to meet the criteria in column (1) below or (ii) to the extent (and only to the proportionate extent) the acquisition or holding thereof by the Corporation causes the Corporation to exceed any applicable limitation set forth in column (2) or (3) below as of any relevant Valuation Date (provided that in the event that the Corporation shall exceed any such limitation, the Corporation shall designate, in its sole discretion, the particular Corporate Bond(s) and/or portions thereof which shall be deemed to have caused the Corporation to exceed such limitation):

13624429.1

	Column 1	Column 2	Column 3
Rating	Minimum Original Issue Size of Each Issue ($ in millions)	Maximum Percent of Value of Corporation Assets, Including Eligible Portfolio Property, Invested in any One Issuer (1)	Maximum Percent of Value of Corporation Assets, Including Eligible Portfolio Property, Invested in any One Industry Category (1)
Aaa . . . . . .	$100	10.0%	50.0%
Aa. . . . . . . . .	$100	10.0%	33.3%
(1)	The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

“Derivatives” include options, options on currency, futures (including, but not limited to, U.S. Treasury Bond futures), options on futures, forward contracts, forward currency contracts, interest rate swaps, currency swaps, other types of swaps (including, but not limited to, swaps on securities, financial commodities and indices), caps, collars, floors and currency–linked notes.

“Discount Factor” means, for any asset held by the Corporation, the number set forth opposite each such type of asset in the following table or such other factor required under the guidelines established by the Rating Agencies from time to time (it being understood that any asset held by the Corporation and either not listed in the following table or not identified as a type of Eligible Portfolio Property in writing by a Rating Agency shall have a Discounted Value of zero for each such Rating Agency):

Issue Size	Term to Maturity	Moody’s Discount Factor	Fitch Discount Factor
Cash and Short Term Money Market Instruments: (other than commercial paper)
N/A	<= 46 days	1.000 (1)	1.000 (2)
Commercial Paper:
N/A	<= 46 days	1.150	1.010 (3)
Repurchase Agreements:
N/A	N/A	1.000	1.000
Australian Government Securities:
Any	< 46 days	1.000 (1)	N/A
< A$100,000,000	>= 46 days, <= 2 years	1.730	N/A
>= A$100,000,000, <= A$150,000,000	>= 46 days, <= 2 years	1.730	N/A
> A$150,000,000	>= 46 days, <= 2 years	1.520	N/A
< A$100,000,000	> 2 years, <=5 years	1.730	N/A
>= A$100,000,000, <= A$150,000,000	> 2 years, <=5 years	1.730	N/A
> A$150,000,000	> 2 years, <=5 years	1.520	N/A
< A$100,000,000	> 5 years, <=10 years	1.730	N/A
>= A$100,000,000, <= A$150,000,000	> 5 years, <=10 years	1.730	N/A
> A$150,000,000	> 5 years, <=10 years	1.520	N/A
< A$100,000,000	> 10 years, <=20 years	1.730	N/A
>= A$100,000,000, <= A$150,000,000	> 10 years, <=20 years	1.730	N/A
> A$150,000,000	> 10 years, <=20 years	1.520	N/A
Any	Any	N/A	1.660
Australian Semi–Government Securities: (4) (other than of Tasmania and Australian Semi–Government Securities issued by the Australian State Government of Victoria)
Any	< 46 days	1.000 (1)	N/A
< A$100,000,000	>= 46 days, <= 2 years	1.730	N/A
>= A$100,000,000, <= A$150,000,000	>= 46 days, <= 2 years	1.730	N/A
> A$150,000,000	>= 46 days, <= 2 years	1.520	N/A
< A$100,000,000	> 2 years, <=5 years	1.730	N/A
>= A$100,000,000, <= A$150,000,000	> 2 years, <=5 years	1.730	N/A
> A$150,000,000	> 2 years, <=5 years	1.520	N/A
< A$100,000,000	> 5 years, <= 10 years	1.730	N/A
>= A$100,000,000, <= A$150,000,000	> 5 years, <= 10 years	1.730	N/A
> A$150,000,000	> 5 years, <= 10 years	1.520	N/A
< A$100,000,000	> 10 years, <= 20 years	1.730	N/A
>= A$100,000,000, <= A$150,000,000	> 10 years, <= 20 years	1.730	N/A
> A$150,000,000	> 10 years, <= 20 years	1.520	N/A
Australian Semi–Government Securities: (5) (Tasmanian and Australian Semi–Government Securities issued by the Australian State Government of Victoria only)
Any	< 46 days	1.050	N/A
< A$100,000,000	>= 46 days, <= 2 years	1.820	N/A
>= A$100,000,000, <= A$150,000,000	>= 46 days, <= 2 years	1.820	N/A
> A$150,000,000	>= 46 days, <= 2 years	1.600	N/A
< A$100,000,000	>2 years, <= 5 years	1.820	N/A
>= A$100,000,000, <= A$150,000,000	>2 years, <= 5 years	1.820	N/A
> A$150,000,000	>2 years, <= 5 years	1.600	N/A
< A$100,000,000	>5 years, <= 10 years	1.820	N/A
>= A$100,000,000, <= A$150,000,000	> 5 years, <= 10 years	1.820	N/A
> A$150,000,000	> 5 years, <= 10 years	1.600	N/A
< A$100,000,000	> 10 years, <= 20 years	1.820	N/A
>= A$100,000,000, <= A$150,000,000	> 10 years, <= 20 years	1.820	N/A
> A$150,000,000	> 10 years, <= 20 years	1.600	N/A
Australian Semi–Government Securities:
Any	Any	N/A	1.660
Australian Quasi and Foreign Government Bonds:
Any	Any	N/A	1.680
Australian Bank Bills:
N/A	<= 46 days	1.000 (1)	1.000
N/A	47–56 days	1.350	1.140
N/A	57–90 days	1.350	1.140
N/A	91–180 days	1.350	1.140
Australian Currency:
N/A	N/A	1.350 (6)	1.140
Australian Eurobonds:
N/A	<= 7 year	1.600 (7)	N/A
N/A	> 7 years	2.000 (7)	N/A
N/A	Any	N/A	1.680
Australian Convertible or Exchangeable Eurobonds:
		(8)	(8)
Australian Corporate Bonds:
Any	Any	1.900	N/A
Any AAA Rated	Any	N/A	1.720
Any AA Rated	Any	N/A	1.740
Any A Rated	Any	N/A	1.770
Any BBB Rated	Any	N/A	1.800
Canadian Currency:
N/A	N/A	1.070	1.110
Canadian Government Securities: (9)(10)
Any	Any	N/A	1.610
Any	< 46 days	1.000 (1)	1.610
< C$200,000,000	>= 46 days, < 3 years	1.290	1.610
>= C$200,000,000, < C$500,000,000	>= 46 days, < 3 years	1.290	1.610
>= C$500,000,000	>= 46 days, < 3 years	1.290	1.610
< C$200,000,000	>= 3 years, < 5 years	1.420	1.610
>= C$200,000,000, < C$500,000,000	>= 3 years, < 5 years	1.420	1.610
>= C$500,000,000	>= 3 years, < 5 years	1.420	1.610
< C$200,000,000	>= 5 years, < 7 years	1.420	1.610
>= C$200,000,000, < C$500,000,000	>= 5 years, < 7 years	1.420	1.610
>= C$500,000,000	>= 5 years, < 7 years	1.420	1.610
< C$200,000,000	>= 7 years, < 10 years	1.510	1.610
>= C$200,000,000, < C$500,000,000	>= 7 years, < 10 years	1.510	1.610
>= C$500,000,000	>= 7 years, < 10 years	1.510	1.610
< C$200,000,000	>= 10 years, < 15 years	1.510	1.610
>= C$200,000,000, < C$500,000,000	>= 10 years, < 15 years	1.510	1.610
>= C$500,000,000	>= 10 years, < 15 years	1.510	1.610
< C$200,000,000	>= 15 years	1.820	1.610
>= C$200,000,000, < C$500,000,000	>= 15 years	1.820	1.610
>= C$500,000,000	>= 15 years	1.820	1.610
Canadian Provincial Securities: (9)(10)
Any	Any	N/A	1.610
Any	< 46 days	1.000 (1)	1.610
>= C$500,000,000	>= 46 days, < 3 years	1.290	1.610
>= C$500,000,000	>= 3 years, < 5 years	1.420	1.610
>= C$500,000,000	>= 5 years, < 7 years	1.420	1.610
>= C$500,000,000	>= 7 years, < 10 years	1.510	1.610
>= C$500,000,000	>= 10 years, < 15 years	1.510	1.610
>= C$500,000,000	>= 15 years	1.820	1.610
Canadian Corporate Bonds:
Any	Any	N/A	1.660
EU Currency:
N/A	N/A	N/A	1.270
EU Government Bonds:
Any	Any	N/A	1.590
EU Corporate Bonds:
Any Fitch rated “BBB-” or higher (or equivalent by NRSRO)	Any	N/A	1.600
Other European Bonds:
Norway (Government)	Any	N/A	1.690
Sweden (Government)	Any	N/A	1.810
Poland (Government)	Any	N/A	2.140
Other European Currencies:
Norway	N/A	N/A	1.260
Sweden	N/A	N/A	1.150
Poland	N/A	N/A	1.350 (15)
U.S. Treasury/Agency Asset-Backed Securities:
U.S. Treasury/Agency Securities	<= 10 years	N/A	1.180
U.S. Treasury/Agency Securities	> 10 years	N/A	1.270
U.S. Treasury/Agency Asset-Backed Securities Sequential Classes:
N/A	<= 10 years	N/A	1.280
N/A	> 10 years	N/A	1.420
U.S. Treasury/Agency Asset-Backed Securities Principal-Only Securities:
N/A	Any	N/A	2.360
U.S. Treasury/Agency Asset-Backed Securities Interest-Only Securities:
With Market Value greater than $0.40	Any	N/A	6.960
With Market Value less than or equal to $0.40	Any	N/A	2.140
U.S. Treasury/Agency Asset-Backed Securities – Planned Amortization Class Bonds:
N/A	<= 10 years	N/A	1.150
N/A	> 10 years	N/A	1.360
GNMA Certificates with fixed interest rates:
N/A	N/A	1.500	N/A
GNMA Certificates with adjustable interest rates:
N/A	N/A	1.450	N/A
GNMA Graduated Payment Securities: (11)(12)
N/A	N/A	1.500	N/A
FHLMC and FNMA Certificates with fixed interest rates:
N/A	N/A	1.590	N/A
FHLMC and FNMA Certificates with adjustable interest rates:
N/A	N/A	1.290	N/A
FHLMC Multifamily Securities:
N/A	N/A	1.650	N/A
FHLMC and FNMA Certificates with variable interest rates:
N/A	N/A	1.500	N/A
United Kingdom Currency:
N/A	N/A	1.160	1.270
United Kingdom Government Securities: (13)
Any	< 46 days	1.000 (1)	N/A
<= £500,000,000	>= 46 days, < 3 years	1.440	N/A
>= £500,000,000, < £700,000,000	>= 46 days, < 3 years	1.440	N/A
>=£700,000,000	>= 46 days, < 3 years	1.440	N/A
<= £500,000,000	>= 3 years, < 5 years	1.530	N/A
>= £500,000,000, < £700,000,000	>= 3 years, < 5 years	1.530	N/A
>=£700,000,000	>= 3 years, < 5 years	1.530	N/A
<= £500,000,000	>= 5 years, < 7 years	1.630	N/A
>= £500,000,000, < £700,000,000	>= 5 years, < 7 years	1.630	N/A
>=£700,000,000	>= 5 years, < 7 years	1.630	N/A
<= £500,000,000	>= 7 years, < 10 years	1.680	N/A
>= £500,000,000, < £700,000,000	>= 7 years, < 10 years	1.680	N/A
>=£700,000,000	>= 7 years, < 10 years	1.680	N/A
<= £500,000,000	>= 10 years, < 15 years	1.680	N/A
>= £500,000,000, < £700,000,000	>= 10 years, < 15 years	1.680	N/A
>=£700,000,000	>= 10 years, < 15 years	1.680	N/A
<= £500,000,000	>= 15 years	l.680	N/A
>= £500,000,000, < £700,000,000	>= 15 years	1.680	N/A
>=£700,000,000	>= 15 years	1.680	N/A
Any	Any	N/A	1.620
United Kingdom Corporate Bonds:
Any AAA Rated	Any	N/A	1.680
Any AA Rated	Any	N/A	1.700
Any A Rated	Any	N/A	1.730
Any BBB Rated	Any	N/A	1.750
U.S. Government Obligations:
Any	<= 90 days	1.060	1.015
Any	> 90 days, <= 1 year	1.060	1.015
Any	> 1 year, <= 2 years	1.110	1.030
Any	> 2 years, <= 3 years	1.150	1.050
Any	> 3 years, <= 4 years	1.200	1.070
Any	> 4 years, <= 5 years	1.240	1.090
Any	> 5 years, <= 7 years	1.290	1.120
Any	> 7 years, <= 10 years	1.340	1.140
Any	> 10 years, <= 15 years	1.370	1.220
Any	> 15 years, <= 20 years	1.410	1.300
Any	> 20 years, <= 30 years	1.420	N/A
Any	> 20 years <= 25 years	N/A	1.460
Any	> 25 years	N/A	1.540
Asian Yankee Bonds and Commonwealth Yankee Bonds: (Moody’s only)
Issued by Australia, Canada, China, Hong Kong, India, Indonesia, Korea, Malaysia, New Zealand, Singapore, Thailand, The Philippines and the United Kingdom		2.400	N/A
Asian Yankee Bonds: (Fitch only)
China (Sovereign)		N/A	1.400
China (Corporate)		N/A	1.490
Hong Kong (Sovereign)		N/A	1.600
Hong Kong (Corporate)		N/A	1.700
India (Sovereign)		N/A	1.520
India (Corporate)		N/A	1.610
Indonesia (Sovereign)		N/A	3.900
Indonesia (Corporate)		N/A	4.140
Korea (Sovereign)		N/A	2.740
Korea (Corporate)		N/A	2.910
Malaysia (Sovereign)		N/A	3.320
Malaysia (Corporate)		N/A	3.530
The Philippines (Sovereign)		N/A	3.260
The Philippines (Corporate)		N/A	3.470
Singapore (Sovereign)		N/A	1.290
Singapore (Corporate)		N/A	1.380
Thailand (Sovereign)		N/A	1.960
Thailand (Corporate)		N/A	2.090
Other Asian Bonds (Moody’s only):
Hong Kong (Government)	<= 5 years	3.150	N/A
India	<= 5 years	2.350	N/A
South Korea	<= 5 years	2.000	N/A
Malaysia (Government)	<= 5 years	2.200	N/A
Malaysian (Non-Government)	<= 5 years	2.200	N/A
The Philippines	<= 5 years	2.300	N/A
Singapore (Government)	<= 5 years	2.150	N/A
Singapore (Non-Government)	<= 5 years	2.150	N/A
Taiwan	<= 5 years	4.300	N/A
Thailand	<= 5 years	2.500	N/A
Other Asian Bonds (Fitch only): (14)
Hong Kong (Government)	<= 1 year	N/A	1.970
Hong Kong (Government)	> 1 year <= 3 years	N/A	2.040
Hong Kong (Government)	> 3 years <= 5 years	N/A	2.340
Hong Kong (Government)	> 5 years	N/A	2.500
India (Government)	Any	N/A	3.000 (14)
South Korea (Government)	Any	N/A	2.050 (14)
Malaysia (Government)	Any	N/A	2.800 (14)
The Philippines (Government)	Any	N/A	3.000 (14)
Singapore (Government)	Any	N/A	1.920
Taiwan (Government)	Any	N/A	2.340 (14)
Thailand (Government)	Any	N/A	2.600 (14)
AMPS Interest Rate Swaps:
<= 100% liquidation value of outstanding AMPS	<= 5 years	(15)	(16)
New Zealand Currency:
N/A	N/A	1.350	1.250
New Zealand Government Securities:
Any	< 46 days	1.000(1)	N/A
< NZ$100,000,000	>= 46 days, <= 2 years	1.730	N/A
>= NZ$100,000,000, <= NZ$150,000,000	>= 46 days, <= 2 years	1.730	N/A
> NZ$150,000,000	>= 46 days, <= 2 years	1.520	N/A
< NZ$100,000,000	> 2 years, <=5 years	1.730	N/A
>= NZ$100,000,000, <= NZ$150,000,000	> 2 years, <= 5 years	1.730	N/A
> NZ$150,000,000	> 2 years, <= 5 years	1.520	N/A
< NZ$100,000,000	> 5 years, <= 10 years	1.730	N/A
>= NZ$100,000,000, <= NZ$150,000,000	> 5 years, <= 10 years	1.730	N/A
> NZ$150,000,000	> 5 years, <= 10 years	1.520	N/A
< NZ$100,000,000	> 10 years, <= 20 years	1.730	N/A
>= NZ$100,000,000, <= NZ$150,000,000	> 10 years, <= 20 years	1.730	N/A
> NZ$150,000,000	> 10 years, <= 20 years	1.520	N/A
Any	Any	N/A	1.630
New Zealand Corporate Bonds:
Any	Any	1.850	1.690
Other Asian Currencies:
Hong Kong	N/A	1.400	1.280
India	N/A	1.700	1.500
Indonesia	N/A	N/A	2.500
Japan	N/A	N/A	1.240
South Korea	N/A	2.950	2.280
Malaysia	N/A	1.700	1.820
The Philippines	N/A	2.000	1.400
Singapore	N/A	1.350	1.250
Taiwan	N/A	1.350	1.430
Thailand	N/A	2.950	1.920

(1)

In the case of Moody’s, the remaining term to maturity of Eligible Portfolio Property with a Moody’s Discount Factor of 1.000 shall be measured from the last Valuation Date on which the AMPS Basic Maintenance Amount was met for the purpose of determining the number of shares of AMPS to be redeemed which would result in satisfaction of the AMPS Basic Maintenance Amount.

(2)

The Fitch Discount Factor applied to Short Term Money Market Instruments will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period.  A Fitch Discount Factor of 100% will be applied to cash.  Rule 2a-7 money market funds rated by Fitch or another Nationally Recognized Statistical Rating Organization will also have a discount factor of 100%, and unrated Rule 2a-7 money market funds will have a discount factor of 115%.

(3)	Commercial paper rated F1 if such commercial paper matures in 30 days or F1+ if such commercial paper matures in over 30 days.
(4)	Excluding securities of Hydro–Electricity Commission of Tasmania, Tasmanian Public Finance Corp. and Tasmanian Development Authority.
(5)	Including securities of Hydro–Electricity Commission of Tasmania, Tasmanian Public Finance Corp. and Tasmanian Development Authority.
(6)

If any Offshore Banking Unit constituting Australian Currency has a maturity of more than 46 days from the Valuation Date, the principal amount of the cash deposit shall be offset by an amount equal to the penalty for early withdrawal and in the event interest earned on any Offshore Banking Unit is not exempt from interest withholding tax, the Corporation may not include interest earned as a component of the value of the deposit unless taxes incurred on interest earned have been paid.

(7)	The discount factor in the table assumes that the security has a rating of Aa3 or better in the case of Moody’s.
(8)	Included in Australian Eurobonds.
(9)	In the case of Moody’s, with an original principal balance of at least C$150,000,000.
(10)	In the case of Moody’s assets with a remaining maturity of greater than 20 years may not constitute more than 5% of Eligible Portfolio Property.
(11)	Unless Moody’s shall agree in writing, GNMA Graduated Payment Securities with a coupon rate lower than 5% shall not be included in Eligible Portfolio Property.
(12)

A Discount Factor of 1.50 applies in the case of GNMA Graduated Payment Securities as to which the Corporation notifies the Auction Agent that scheduled principal payments are being made to holders; in the case of GNMA Graduated Payment Securities as to which the Corporation notifies the Auction Agent that scheduled principal payments are not being made to holders, the Discount Factor shall be that which is determined in writing by Moody’s.

(13)	In the case of Moody’s, with an original principal balance of at least £500,000,000.
(14)

With respect to Fitch, investments in a single country rated A+ or lower by Fitch shall not exceed in the aggregate 5% of the total Eligible Portfolio Property.  As of the date of this amendment, these include: India, Korea, Malaysia, The Philippines, Taiwan and Thailand.

(15)

With respect to Moody’s, the discount factors below will be applied based on the current rating of the Eligible AMPS Interest Rate Swap Counterparty and the remaining term of the AMPS Interest Rate Swap, in each case to the extent the AMPS Interest Rate Swap is “in the money” based on the then-current marked to market valuation of the AMPS Interest Rate Swap provided by the Eligible AMPS Interest Rate Swap Counterparty.

	Term to Maturity	Aaa	Aa	A
	1 year or less	1.09	1.12	1.15
	1-2 years	1.15	1.18	1.22
	2-3 years	1.20	1.23	1.27
	3-4 years	1.26	1.29	1.33
	4-5 years	1.32	1.35	1.39

To the extent that the AMPS Interest Rate Swap is “out of the money,” 100% of the Market Value of the AMPS Interest Rate Swap will be deemed a current liability of the Corporation for purposes of calculating the AMPS Basic Maintenance Amount and will not be included in Eligible Portfolio Property.  If the AMPS Interest Rate Swap pays interest in other than U.S. dollars the applicable Moody’s currency conversion rate must also be applied.

(16)

With respect to Fitch, Interest Rate Swaps are subject to the following provisions:

(a) If the Corporation is “in the money” (i.e. has an outstanding gain from a swap transaction on a Valuation Date), the gain will be included as Eligible Portfolio Property subject to the Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Corporation will only enter into swap transactions where the counterparty has at least a Fitch rating of A-.

Fitch Counterparty Discount Factors

Time to Maturity                AAA                                AA                    A

Less than 3 years                   1.06                                1.08                  1.10

3-5 years                                1.11                                1.13                  1.15

(b) If the Corporation is “out of the money” (i.e. has an outstanding liability from a swap transaction on a Valuation Date), the Corporation will count such liability as an outstanding liability from the total Eligible Portfolio Property in calculating the AMPS Basic Maintenance Amount.

(c) The Market Value of the position (positive or negative) will be included as Eligible Portfolio Property.  The aggregate notional value of all swaps will not exceed the liquidation preference of the Outstanding AMPS.

(d) If the AMPS Interest Rate Swap pays interest in other than U.S. dollars the applicable Fitch currency conversion rate must also be applied.

“Discounted Value,” with respect to any asset held by the Corporation, means the quotient of the Market Value of such asset divided by the applicable Discount Factor; provided that in no event shall the Discounted Value of any asset constituting Eligible Portfolio Property as of any date exceed the unpaid principal balance or face amount of such asset as of that date; provided further that the Discounted Value of all Australian Securities, Canadian Securities, Other Asian Bonds, EU Securities, Other European Securities, United Kingdom Securities and New Zealand Securities shall be further discounted by the Discount Factor applicable to, respectively, Australian Currency, Canadian Currency, Other Asian Currency, EU Currency, Other European Currency, United Kingdom Currency and New Zealand Currency.

“Eligible AMPS Interest Rate Swap Counterparty” means (i) with respect to Fitch, a counterparty with (a) at least  an F1 short-term rating and an A+ long-term rating from Fitch for all swaps where the payment obligations of the swap counterparty include an exchange of the notional, and (b) at least an F1 short-term rating and an A long-term rating from Fitch for all swaps where the payment obligations of the swap counterparty do not include an exchange of the notional, and (ii) with respect to Moody’s, a counterparty with at least an A3 long-term rating from Moody’s.  In the event that an Eligible AMPS Interest Rate Swap Counterparty’s ratings are downgraded below the respective levels set forth in the previous sentence, the counterparty will cease to be an Eligible AMPS Interest Rate Swap Counterparty and the counterparty must be replaced promptly.  In the event that an Eligible AMPS Interest Rate Swap Counterparty terminates a swap early for reasons related to its rating status (other than a downgrade), the counterparty will cease to be an Eligible AMPS Interest Rate Swap Counterparty and the counterparty must be replaced promptly.

“Eligible Portfolio Property” means Australian Bank Bills, Australian Corporate Bonds, Australian Currency, Australian Convertible or Exchangeable Eurobonds, Australian Eurobonds, Australian Government Securities, Australian Quasi and Foreign Government Bonds, Australian Semi-Government Securities, Canadian Currency, Canadian Securities, Cash, New Zealand Corporate Bonds, EU Currency, EU Securities, New Zealand Government Securities, Other Asian Bonds, Other Asian Currency, Other European Currency, Other European Bonds, United Kingdom Currency, United Kingdom Securities, U.S. Government Obligations, Repurchase Agreements, Asian Yankee Bonds, Commonwealth Yankee Bonds, AMPS Interest Rate Swaps (to the extent they are “in the money”), Short Term Money Market Instruments, FNMA Certificates, FHLMC Certificates, FHLMC Multifamily Securities, GNMA Certificates, GNMA Graduated Payment Securities and U.S. Treasury/Agency Asset-Backed Securities; provided, (i) if the determination is being made by Moody’s, (x) that no more than 20% in the aggregate of the total Discounted Value of Eligible Portfolio Property shall consist of Australian Government and/or Australian Semi-Government Securities with a current outstanding issue size less than A$150,000,000 and/or New Zealand Government Securities with a current outstanding issue size less than NZ$150,000,000; and (y) not more than 10% in the aggregate of the total Discounted Value of Eligible Portfolio Property shall consist of Australian Semi-Government Securities described under item 12 of such definition and (ii) if the determination is being made for Fitch, that none of the following account individually for more than 5% of the total Discounted Value of Eligible Portfolio Property: Other Asian Bonds issued by India, Korea, Malaysia, The Philippines, Taiwan and Thailand.  Notwithstanding the above, no asset that is then segregated to cover an AMPS Interest Rate Swap may be deemed to be Eligible Portfolio Property.  The Board of Directors shall have the authority to specify from time to time other assets as Eligible Portfolio Property if the Rating Agencies advise the Corporation in writing that the specification will not adversely affect their respective then–current ratings of the AMPS; it being understood that the components of Eligible Portfolio Property may differ between or among the Rating Agencies.

“EU Corporate Bonds” means debt obligations of EU corporations in Eurozone countries.

“EU Currency” means such coin or currency of the Eurozone European Union countries as at the time shall be legal tender for payment of public and private debts.

“EU Government Bonds” means any publicly traded security which is (i) either issued by the governments of the Eurozone European Union countries or is guaranteed by the governments of the Eurozone European Union countries, (ii) are denominated and payable in EU Currency or are convertible into a security constituting Eligible Portfolio Property, and (iii) are not a variable rate, index–linked, zero coupon or stripped security.

“EU Securities” means EU Corporate Bonds and EU Government Bonds.

“Eurozone” means those countries that are members of the European Union and have adopted the Euro.  As of the date of this amendment, these countries include:  Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Slovenia and Spain.

“FANMAC Certificates” are securities issued by a trustee against housing loans made through the New South Wales Department of Housing and consist of a series of closed trusts or pools. The mortgage manager is the First Australian National Mortgage Acceptance Corporation Ltd. (“FANMAC”).  FANMAC is owned partially by the Government of the State of New South Wales with the remainder owned by other institutions.  The Government of the State of New South Wales has provided the FANMAC Trust with an assurance as to availability of funds to meet payments.  The securities have been rated by Australian Ratings.  FANMAC securities are subject to a call provision under which borrowers (mortgagors) can repay early and the investors in a particular pool can be repaid on a pro rata basis.

“Fitch” means Fitch Ratings, or its successors.  Any specific references to Fitch or requirements imposed by Fitch shall only apply for so long as Fitch provides a rating with respect to the AMPS.  Effective May 17, 2007, Fitch was selected as a Substitute Rating Agency and it began rating the AMPS on May 17, 2007.  The definitions in this Paragraph 1(a) were amended effective as of that date in order to obtain an “AA” rating from Fitch on each series of the AMPS and to maintain such rating. With respect to all reporting, notice, consent and other requirements set out in paragraphs 1(b) through 10 of this Article XII, Fitch has agreed that all terms applicable to Moody’s will apply equally in all respects to Fitch.

“Fitch Exposure Period” means the period commencing on (and including) a given Valuation Date and ending 46 days thereafter.

“Market Value” means the amount determined with respect to specific assets of the Corporation in the manner set forth below, it being understood that Market Value shall include any interest accrued thereon but, in the case of Moody’s, only if the next interest coupon on such asset is due and payable within 47 days of the Reporting Date, and that a designated Pricing Service may be used where indicated.

(a)

as to Australian, Canadian, European and United Kingdom Securities, Asian Yankee Bonds, Commonwealth Yankee Bonds, New Zealand Corporate Bonds, New Zealand Government Securities, Other European Bonds and Other Asian Bonds, the Administrator or the Custodian shall value such securities at the last trade price quoted by a designated Pricing Service if such trade price reflects a trade on, or within one local business day prior to, the Reporting Date. If no such trade price is available, the Administrator or the Custodian shall value such securities, where practicable, at the bid prices or the mean between the bid and asked price quoted by a designated Pricing Service on the Reporting Date, or if such quotes are not readily available, at fair value as determined by a designated Pricing Service (or the Administrator or Custodian if the Rating Agencies so permit) using methods which include: consideration of yields or prices of assets of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. Either the Administrator or the Custodian or a designated Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Administrator or the Custodian or a designated Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids (both of which shall be in writing or by telecopy, telex or other electronic transcription, computer obtained quotation reduced to written form or similar means) provided to the Corporation, by two recognized securities dealers in either (i) Australia, with respect to Australian Securities, (ii) Canada, with respect to Canadian Securities or (iii) the United Kingdom, with respect to United Kingdom Securities, such securities dealers making a market in the applicable securities, or, with respect to Asian Yankee Bonds, Commonwealth Yankee Bonds, EU Securities, New Zealand Corporate Bonds, New Zealand Government Securities, Other Asian Bonds and Other European Bonds, two recognized securities dealers in the jurisdiction of the issuer.

(b)

as to GNMA Certificates, GNMA Graduated Payment Securities, FNMA Certificates, FHLMC Certificates, FHLMC Multifamily Securities and U.S. Treasury/Agency Asset-Backed Securities, the Pricing Service (or the Administrator or the Custodian, if the Rating Agencies so permit) shall value such securities as the product of (i) the aggregate unpaid principal amount of the mortgage loans evidenced by each such certificate or security, as the case may be, as of the close of business in New York City on the last Business Day prior to such Valuation Date and (ii) the lower of the bid prices for the same kind of certificate or, if not available, some other security having, as nearly as practicable, comparable interest rates and maturities, as quoted to the Corporation by two nationally recognized securities dealers, who are members of the National Association of Securities Dealers selected by the Corporation and making a market therein, with at least one such quotation in writing plus accrued interest to the Valuation Date if the next interest coupon on such security is due and payable within 46 days of such Valuation Date;

(c)

as to Australian, Canadian, EU, Other Asian, European, New Zealand and United Kingdom Currency and as to Cash, demand deposits included in Short Term Money Market Instruments, the Administrator or the Custodian shall value such currency or securities as the face value thereof;

(d)

as to next Business Day repurchase agreements, the face value thereof;

(e)

as to U.S. Government Obligations, the Administrator or the Custodian shall value such securities at the bid prices quoted by a designated Pricing Service or the mean between the bid and asked price quoted by a designated Pricing Service on the Reporting Date, or if such quotes are not readily available, at fair value as determined by a designated Pricing Service (or the Administrator or the Custodian, if the Rating Agencies so permit) using methods which include: consideration of yields or prices of assets of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. Either the Administrator, the Custodian or a designated Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations.  In the event the Administrator or the Custodian or a designated Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids (at least one of which shall be in writing or by telecopy or other electronic transcription, computer obtained quotation reduced to written form or similar means) provided for the Corporation by two nationally recognized securities dealers, who are members of the National Association of Securities Dealers selected by the Corporation and making a market therein; and

(f)

as to AMPS Interest Rate Swaps, the Administrator shall determine the net value of the interest rate swaps on a daily marked–to–market basis in accordance with their Valuation Procedures, as such Valuation Procedures may be amended from time to time by the Board of Directors of the Corporation, based on price information received from the Eligible AMPS Interest Rate Swap Counterparty.

Without amending the Charter, (i) the calculation of the Market Value of an asset constituting Eligible Portfolio Property may be changed to any method recognized by the Rating Agencies from that set forth in this Article XII and (ii) a method recognized by the Rating Agencies for calculating the Market Value of any asset identified as Eligible Portfolio Property may be specified if the Rating Agencies advise the Corporation in writing that the change or specification will not adversely affect their respective then–current ratings of the AMPS.

“New Zealand Government Securities” means any publicly traded security which is (i) either issued by the Government of the Commonwealth of New Zealand and, in the case of Moody’s, rated Aa by Moody’s, or is guaranteed by the Government of the Commonwealth of New Zealand, (ii) are denominated and payable in New Zealand Currency or are convertible into a security constituting Eligible Portfolio Property, and (iii) are not a variable rate, index–linked, zero coupon or stripped security.

“New Zealand Securities” means New Zealand Corporate Bonds, New Zealand Government Securities, New Zealand semi–government securities and other securities determined from time to time in writing by the Rating Agencies.

“1940 Act AMPS Asset Coverage Ratio” means, as of the Valuation Date, the ratio of the Corporation’s net assets to its senior securities representing indebtedness plus the liquidation value of its Preferred Stock, including the shares of AMPS.

“Other Asian Bonds” means, (A) in the case of Moody’s, (i) debt obligations of corporations in the following jurisdictions: India, Korea, Malaysia, The Philippines, Singapore, Taiwan and Thailand; or (ii) any publicly traded security which is either issued or guaranteed by the government of the following jurisdictions: Hong Kong, India, Korea, Malaysia, The Philippines, Singapore, Taiwan and Thailand; and (B) in the case of Fitch any publicly-traded security which is either issued or guaranteed by the government of the following jurisdictions: Hong Kong, India, Korea, Malaysia, The Philippines, Singapore, Taiwan and Thailand; provided, however, that for purposes of either Moody’s or Fitch, Asian Yankee Bonds are excluded from this definition.

“Other Asian Currency” means such coin or currency of the governments of: Hong Kong, India, Korea, Malaysia, The Philippines, Singapore, Taiwan and Thailand, and, in the case of Fitch, Indonesia and Japan.

“Other European Bonds” means any publicly-traded security which is either issued or guaranteed by the government of the following countries: Norway, Sweden and Poland.

“Other European Currency” means such coin or currency of the governments of: Norway, Sweden and Poland.

“Pricing Service” shall mean any of FT Interactive Data, Reuters Information Services, Inc., Bloomberg L.P. or any other pricing service designated by the Board of Directors of the Corporation provided the Corporation obtains written assurance from the Rating Agencies then rating the AMPS that such designation will not impair the rating then assigned by the respective Rating Agency to the AMPS.

“Rating” means a rating assigned by a Rating Agency to a particular security or to a particular issuer.

“Rating Agency” or “Rating Agencies” means Moody’s and Fitch or any Successor Rating Agency so long as such rating agency is then rating the AMPS.

“Repurchase Agreements” means, repurchase obligations with respect to a U.S. Government Obligation, FNMA Certificate, FHLMC Certificate or GNMA Certificate, and, in the case of Fitch, U.S. Treasury/Agency Asset-Backed Securities under which the Corporation buys such securities from counterparties who agree to buy back such securities within one Business Day from the date such repurchase obligations were entered into where the counterparty is either (i) a depository institution the deposits of which (x) are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, (y) the commercial paper or other unsecured short term debt obligations of which are rated Prime–1 by Moody’s and commercial paper rated short-term F1+ by Fitch, and (z) the long term debt obligations of which are rated at least A–2 by Moody’s; or (ii) a broker–dealer registered as such with the Securities and Exchange Commission under the Securities Act of 1934, as amended, (x) the commercial paper or other unsecured short term debt obligation of which are rated Prime–1 by Moody’s and commercial paper rated short-term F1+ by Fitch, and (y) the long term debt obligations of which are rated at least A–2 by Moody’s.

“S&P” means Standard & Poor’s Rating Group or its successors.  Effective May 17, 2007, S&P ceased rating the AMPS.  Accordingly, as of that date, all reporting, notice, consent and other requirements described in this Article XII that relate to S&P became null and void.

“Short Term Money Market Instruments” means the following kinds of instruments, if on the date of purchase or other acquisition by the Corporation of such instrument the remaining term to maturity thereof is not more than 30 days:

(a)

demand deposits in, certificates of deposit of and standby letters of credit or other similar instruments issued by, any depository institution, the deposits of which are insured by the Federal Deposit Insurance Corporation (“FDIC”) or the Savings Association Insurance Fund, administered by the FDIC, provided that, at the time of the Corporation’s investment therein, the commercial paper or other unsecured short term debt obligations of such depository institution are rated Prime–1 by Moody’s and short-term F1+ by Fitch and are issued by institutions whose long term debt obligations are rated at least A2 by Moody’s; and

(b)

commercial paper rated at the time of the Corporation’s investment therein Prime–1 by Moody’s and short-term F1+ by Fitch and issued by institutions whose long term debt obligations are rated at least A2 by Moody’s; provided, however, that in the case of Moody’s such commercial paper must have a maturity of 270 days or less.

“United Kingdom Corporate Bonds” means debt obligations of United Kingdom corporations (other than Commonwealth Yankee Bonds).

“United Kingdom Government Securities” means any publicly traded security which is (i) either issued by the Government of the United Kingdom (and, in the case of Moody’s, is rated Aaa by Moody’s) or is guaranteed by the Government of the United Kingdom or any semi–sovereign United Kingdom entity whose domestic currency long term debt is, in the case of Moody’s, rated Aaa by Moody’s, (ii) is denominated and payable in United Kingdom Currency or is convertible into a security constituting Eligible Portfolio Property, and (iii) is not a variable rate, index–linked, zero coupon or stripped security.

“United Kingdom Securities” means all United Kingdom Corporate Bonds and United Kingdom Government Securities.

“U.S. Treasury/Agency Asset-Backed Securities” means a mortgage participation certificate in physical or book-entry form, the timely payment of interest on and the ultimate collection of principal of which is guaranteed by FHLMC, FNMA or GNMA, and which evidences a proportional undivided interest in specified pools of fixed-, variable- or adjustable-rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first liens on one- to four-family residences.

“Yankee Bonds” means bonds issued by foreign governments or provinces, supranational agencies or foreign corporations, offered and sold in the United States and denominated in U.S. dollars, which bonds (a) provide for the periodic payment of interest thereon in cash, (b) do not provide for conversion or exchange into equity capital at any time over their respective lives, (c) have been registered under the Securities Act of 1933, as amended, (d) have a remaining term to maturity of 30 years or less, and (e) have not had notice given in respect thereof that any such corporate debt obligations are the subject of an offer by the issuer thereof of exchange or tender for cash, securities or any other type of consideration (except that Yankee Bonds and Corporate Bonds, together, in an amount not exceeding 10% of the aggregate value of the Corporation’s assets at any time shall not be subject to the provisions of this clause (e)).  In addition, with respect to Moody’s, no debt obligation held by the Corporation shall be deemed a Yankee Bond (i) if it fails to meet the criteria in column (1) below or (ii) to the extent (and only to the proportionate extent) the acquisition or holding thereof by the Corporation causes the Corporation to exceed any applicable limitation set forth in column (2) or (3) below as of any relevant Valuation Date (provided that in the event that the Corporation shall exceed any such limitation, the Corporation shall designate, in its sole discretion, the particular Yankee Bond(s) and/or portions thereof which shall be deemed to have caused the Corporation to exceed such limitation):

13624429.1

	Column 1	Column 2	Column 3
Rating	Minimum Original Issue Size of Each Issue ($ in millions)	Maximum Percent of Value of Corporation Assets, Including Eligible Portfolio Property, Invested in any One Issuer (1)	Maximum Percent of Value of Corporation Assets, Including Eligible Portfolio Property, Invested in any One Industry Category (1)
Aaa	$100	10.0%	50.0%
Aa	100	10.0	33.3
(1)	The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

2.

All references to the defined terms identified above in the Charter will henceforth be interpreted in accordance with this Board determination.

3.

On March 14, 2007, the Board of Directors determined that, for administrative convenience, all of the definitions contained in Article XII, Section 1(a), as modified to date, would be set out in this Certificate of Notice.  Accordingly, the full text of all defined terms contained in Article XII, Section 1(a), as modified to date, including the modifications indicated above, is set forth below:

1.

Definitions.

(a)

Capitalized terms not defined in this paragraph 1 shall have the respective meanings specified in paragraph 8(a) of this Article XII.  In this Article XII, unless the context or use indicates another or different meaning or intent, the following terms shall have the following meanings, whether used in the singular or plural:

“‘AA’ Composite Commercial Paper Rate,” on any Valuation Date, means (i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated “AA” by Fitch or “Aa” by Moody’s, or the equivalent of such rating by another nationally recognized rating agency or any Substitute Rating Agency selected by the Corporation, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted to the Auction Agent on a discount basis or otherwise by the Commercial Paper Dealers for the close of business on the Business Day immediately preceding such date.  If any Commercial Paper Dealer does not quote a rate required to determine the “AA” Composite Commercial Paper Rate, the “AA” Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Corporation to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period Days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent on the 30–day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60–day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent on the 60–day and 90–day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90–day rate on such commercial paper; (v) 99 or more days but fewer then 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90–day and 120–day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120–day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120–day and 180–day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180–day rate on such commercial paper.

“Accountant’s Confirmation” has the meaning set forth in paragraph 7(b)(iii) of this Article XII.

“Administrator” shall mean Aberdeen Asset Management Inc. or any successor administrator to the Corporation who acts in such capacity.

“Affiliate” shall mean any Person known to the Auction Agent to be controlled by, in control of, or under common control with, the Corporation.

“Agent Member” means the member of the Securities Depository that will act on behalf of a Beneficial Owner or a Potential Beneficial Owner.

“AMPS” means the Auction Market Preferred Stock, Series W–7 of the Corporation, where appropriate, any other series of the Corporation’s Auction Market Preferred Stock.

“AMPS Basic Maintenance Amount” means, as of any Valuation Date, the dollar amount equal to the sum of (i) the product of the number of shares of AMPS Outstanding on such Valuation Date multiplied by the sum of (A) $25,000 and (B) any applicable redemption premium attributable to the designation of a Premium Call Period; (ii) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each share of AMPS Outstanding, in each case, to (but not including) the end of the current Dividend Period that follows such Valuation Date; (iii) the aggregate amount of cash dividends that would accumulate at the then current Maximum Applicable Rate on any shares of AMPS Outstanding from the end of such Dividend Period through the 48th day after such Valuation Date, multiplied by the larger of the potential dividend rate increase factors (currently 304%) determined from time to time by the Rating Agencies (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then current Non-Payment Period Rate); (iv) the aggregate principal amount of any then-outstanding indebtedness of the Corporation for money borrowed; (v) the amount of anticipated expenses of the Corporation for the 90 days subsequent to such Valuation Date; (vi) the aggregate amount of termination values (equivalent to the present value of future cash flows over the remaining life of the contract) or each AMPS Interest Rate Swap then in effect; and (vii) the greater of $50,000 or the Corporation’s current liabilities as of such Valuation Date not otherwise reflected in any of (i) through (vi) above.

“AMPS Basic Maintenance Cure Date,” with respect to the failure by the Corporation to maintain the AMPS Basic Maintenance Amount (as required by paragraph 7(b) of this Article XII) as of a given Valuation Date, means the fifth Business Day following such Valuation Date.

“AMPS Basic Maintenance Report” means a report executed by the Corporation with respect to the valuation (in U.S. dollars) of the Eligible Portfolio Property, as described in paragraph 7(b) of this Article XII; provided, that all or any portion of any such report may be prepared by the Custodian, Aberdeen Asset Management Limited, the Administrator and/or Aberdeen Asset Management Asia Limited; provided further that such AMPS Basic Maintenance Report may be delivered to the Auction Agent and the Rating Agencies in summary form, however, the Corporation shall retain a copy of the full AMPS Basic Maintenance Report in its files and make such report available to its Independent Accountants and the Rating Agencies upon their request.

“AMPS Interest Rate Swap” means a contractual agreement whereby the Corporation contracts with an Eligible AMPS Interest Rate Swap Counterparty to engage, for a period of time not to exceed five years, in an interest rate swap with a notional value of up to 100% of the value of the aggregate liquidation preference of all of the AMPS (in any and all series) Outstanding at the time the interest rate swap commences.  The Corporation may not enter into an AMPS Interest Rate Swap if, once the transaction has been consummated, the total of all outstanding AMPS Interest Rate Swaps have a notional value of more than 100% of the aggregate liquidation preference of all of the AMPS (in any and all series) then Outstanding.  If the Corporation fails to maintain the AMPS Basic Maintenance Amount (as required by paragraph 7 hereof) as of each Valuation Date, and will not be able to cure such failure by the AMPS Basic Maintenance Cure Date, the Corporation must terminate any then-outstanding AMPS Interest Rate Swaps by the close of business on the AMPS Basic Maintenance Cure Date.  If any of the shares of AMPS are redeemed by the Corporation for any reason other than the failure to maintain the AMPS Basic Maintenance Amount, the Corporation must terminate a portion of the then outstanding AMPS Interest Rate Swaps in the amount necessary to assure that the total of all outstanding AMPS Interest Rate Swaps have a notional value of not more than 100% of the aggregate liquidation preference of all of the AMPS (in any and all series) Outstanding following the redemption of AMPS.  Assets segregated or earmarked by the Corporation to cover the AMPS Interest Rate Swaps may not be included in the determination of Eligible Portfolio Property.

“ANNIE MAEs” are securities issued against mortgage pools by Australian National Mortgage Pool Agency Ltd., an affiliate of Security Pacific National Bank.

“Annual Valuation Date” shall mean, so long as any shares of AMPS are Outstanding, the last Valuation Date of each fiscal year of the Corporation.

“Applicable Percentage” has the meaning set forth in paragraph 8(a)(vii) of this Article XII.

“Applicable Rate” means the rate per annum at which cash dividends are payable on the AMPS for any Dividend Period, which rate, after the Initial Dividend Period, shall be determined by the Auction Agent in accordance with paragraph 8(d) of this Article XII.

“Applicable Spread” has the meaning set forth in paragraph 8(a)(vii) of this Article XII.

“Asian Yankee Bonds” means, in the case of Moody’s, Yankee Bonds that are issued by companies from China, Hong Kong, India, Indonesia, Korea, Malaysia, Singapore, Thailand and The Philippines and such other countries as are approved in writing by Moody’s from time to time, and, in the case of Fitch, Yankee Bonds that are issued by issuers in China, Hong Kong, India, Indonesia, Korea, Malaysia, The Philippines, Singapore and Thailand and such other countries as are approved in writing by Fitch from time to time.

“Auction” means each operation of the Auction Procedures.

“Auction Agent” means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Directors of the Corporation or a duly authorized committee thereof enters into an agreement with the Corporation to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, paying agent and redemption agent for the AMPS.

“Auction Date” has the meaning specified in paragraph 8(a) of this Article XII.

“Auction Procedures” means the procedures for conducting Auctions set forth in paragraph 8 of this Article XII.

“Australian Bank Bills” means bills of exchange (as defined in the Bills of Exchange Act of the Commonwealth of Australia) issued, accepted or endorsed by Australian banks, (A) in the case of Moody’s, with (i) a long term foreign currency debt rating from Moody’s of at least Aa2 or (ii) in the case of any Bank Bill with a remaining term to maturity from the Valuation Date of 180 days or less, a rating from Moody’ s of Prime–1 or (iii) any other rating as Moody’s shall approve in writing, and (B) in the case of Fitch, with (i) a long-term rating from Fitch of at least AA- or (ii)in the case of any Bank Bill with a remaining term to maturity from the Valuation Date of 180 days or less, a rating from Fitch of at least F1.

“Australian Convertible or Exchangeable Eurobonds” means securities which are denominated in Australian Currency issued by the New South Wales Treasury Corporation or the Queensland Treasury Corporation which confer upon the holder an option to exchange such securities for, respectively, a like principal amount of New South Wales Treasury Inscribed Stock or Queensland Treasury Corporation Inscribed Stock of identical maturity and coupon.

“Australian Corporate Bonds” means debt obligations of Australian corporations (other than Australian Government Securities, Australian Semi–Government Securities, Australian Bank Bills, Australian Eurobonds, Australian Exchangeable Eurobonds and Australian Short Term Securities, and Commonwealth Yankee Bonds).

“Australian Currency” means such coin or currency of Australia as at the time shall be legal tender for payment of public and private debts, as well as cash deposits with Offshore Banking Units of Banque Nationale de Paris.

“Australian Eurobonds” means debt securities (including Australian Exchangeable Eurobonds) which are denominated in Australian Currency and which are publicly traded and non-callable, and which have the following characteristics: (a) the principal amount outstanding on the Valuation Date is at least equal to A$50 million, and (b) in the case of Moody’s, 90% or more of the Australian Eurobonds meeting the qualifications of clause (a) are rated at least Aa2 by Moody’s.

“Australian Government Securities” means any publicly traded security which is (i) either issued by the Government of the Commonwealth of Australia (and, in the case of Moody’s, rated Aa by Moody’s) or is guaranteed by the Government of the Commonwealth of Australia, (ii) is denominated and payable in Australian Currency or is convertible into a security constituting Eligible Portfolio Property, and (iii) is not a variable rate, index–linked, zero coupon or stripped security.

“Australian Quasi and Foreign Government Bonds” means bonds issued by non-Australian governments or issued (but not guaranteed) by Australian governmental entities and denominated and payable in Australian Currency.

“Australian Ratings” means Australian Ratings Pty. Ltd. or its successors.

“Australian Securities” means ANNIE MAEs, Australian Bank Bills, Australian Convertible or Exchangeable Eurobonds, Australian Corporate Bonds, Australian Eurobonds, Australian Government Securities, Australian Quasi and Foreign Government Bonds, Australian Semi–Government Securities, Australian Short Term Securities, MMSs, MTCs and NMMC Securities.

“Australian Semi–Government Securities” means publicly traded semi–government securities with a fixed maturity (i.e., no perpetuals) issued by the following entities which, except as indicated are explicitly guaranteed by the Government of the Commonwealth of Australia or the respective Australian State and which, in the case of Moody’s are (i) either rated Aa by Moody’s or are guaranteed by either the Commonwealth of Australia and rated Aa or any semi–sovereign Australian entity whose domestic long term debt is rated Aa by Moody’s, (ii) are denominated and payable in Australian currency or are convertible into a security constituting Eligible Portfolio Property by Moody’s, and (iii) are not a variable rate, index–linked, zero coupon or stripped security.

(15)

Electricity Trust of South Australia, a body established under the Electricity Trust of South Australia Act 1946 (South Australia).

(16)

New South Wales Treasury Corporation, a corporation constituted under section 4 of the Treasury Corporation Act of 1983 (New South Wales).

(17)

A Territory authority being an authority within the meaning of that term under section 43 of the Northern Territory (Self Government) Act (Commonwealth) provided that the specific issue is guaranteed by the Treasurer of the Commonwealth of Australia.

(18)

Queensland Treasury Corporation, a corporation established under the Treasury Corporation Act 1988 (Qld).

(19)

South Australian Government Financing Authority, an authority established under the Government Financing Authority Act 1982 (South Australia).

(20)

State Electricity Commission of Victoria, a commission established under the State Electricity Commission Act 1958 (Victoria).

(21)

The Australian Telecommunications Commission, a commission established under section 4 of the Telecommunications Act 1975 (Commonwealth).

(22)

Victorian Public Authorities Finance Agency, an agency constituted under section 3 of the Victorian Public Authorities Act 1984 (Victoria).

(23)

Australian Industry Development Corporation, a body established under section 5 of the Australian Industries Development Corporation Act (Commonwealth).

(24)

The Western Australian Treasury Corporation.

(25)

Tasmanian Public Finance Corp.

(26)

Commonwealth Bank of Australia.

(27)

State Bank of New South Wales.

(28)

Securities issued by the Australian State Government of Victoria through the Treasury Corporation of Victoria.

“Australian Short Term Securities” means promissory notes and other short term commercial paper issued by Australian institutions which, for purposes of Moody’s, are rated Prime–1 by Moody’s or have a long term foreign currency debt rating from Moody’s of at least Aa3 and a maturity of less than 270 days in the case of commercial paper, and, for purposes of Fitch, with a short-term rating of at least F1+ or with a long-term rating of at least AA- from Fitch.

“Authorized Newspaper” means The Wall Street Journal, or if not published on such date, The New York Times, or if neither of such papers is published on such date, a newspaper, printed in the English language, of general circulation in the Borough of Manhattan, the City of New York, that carries financial news and is customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

“Beneficial Owner” means a customer of a Broker–Dealer who is listed on the records of that Broker–Dealer (or, if applicable, the Auction Agent) as a holder of shares of AMPS or a Broker–Dealer that holds AMPS for its own account.

“Board of Directors” means the Board of Directors of the Corporation or, except as used in paragraphs 3(a) and 6 of this Article XII, any duly authorized and empowered committee thereof, including the AMPS Pricing Committee.

“Broker–Dealer” shall mean any broker–dealer, or other entity permitted by law to perform the functions required of a Broker–Dealer in paragraph 8 of this Article XII, that has been selected by the Corporation and has entered into a Broker–Dealer Agreement with the Auction Agent that remains effective.

“Broker–Dealer Agreement” shall mean an agreement between the Auction Agent and a Broker–Dealer pursuant to which such Broker–Dealer agrees to follow the procedures specified in paragraph 8 of this Article XII.

“Business Day” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which it is authorized or obligated by law to close.

“Canadian Corporate Bonds” means debt obligations of Canadian corporations (other than Commonwealth Yankee Bonds).

“Canadian Currency” means such coin or currency of Canada as at the time shall be legal tender for payment of public and private debts, as well as time deposits denominated in such currency.

“Canadian Government Securities” means (i) any publicly traded security which is either (a) issued by the Government of Canada and, in the case of Moody’s, rated at least Aa1 by Moody’s or (b) is guaranteed by the Government of Canada or any semi–sovereign Canadian entity, and, in the case of Moody’s, whose domestic currency long term debt is rated at least Aa1 by Moody’s, (ii) is denominated and payable in Canadian currency or is convertible into a security constituting Eligible Portfolio Property, and (iii) is not a variable rate, index–linked, zero coupon or stripped security.

“Canadian Provincial Securities” means securities which are denominated and payable in Canadian Currency, and are direct obligations of, or fully guaranteed by, the full faith and credit of the appropriate Canadian Province, (including securities issued by provincially owned crown corporations carrying the same rating as the appropriate Canadian Province) provided that, in the case of Moody’s, the appropriate Province is rated at least Baa1 by Moody’s, the securities are not callable or pay–in–kind of zero coupon bonds, and, provided further, that the minimum issue size for Newfoundland, Prince Edward Island, Nova Scotia and New Brunswick Canadian Provincial Securities is C$150 million and for other Canadian Provincial Securities is C$500 million, that investment in Newfoundland, Prince Edward Island, Nova Scotia and New Brunswick Canadian Provincial Securities is limited to 6.25% of total Eligible Portfolio Property and that investments in a single Province rated Baa1 shall not exceed 5% of total Eligible Portfolio Property; investments in a single Province rated Baa1 or A shall not exceed in the aggregate 15% of total Eligible Portfolio Property; investments in a single Province rated Baa1, A or Aa shall not exceed in the aggregate 20% of total Eligible Portfolio Property and investments in a single Province rated Baa1, A, Aa or Aaa shall not exceed in the aggregate 25% of total Eligible Portfolio Property.

“Canadian Securities” means Canadian Corporate Bonds, Canadian Government Securities and Canadian Provincial Securities.

“Cash” means such coin or currency of the United States of America as at the time shall be legal tender for payment of public and private debts.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commercial Paper Dealers” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other commercial paper dealer or dealers as the Corporation may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means shares of the Common Stock of the Corporation.

“Commonwealth Yankee Bonds” means Yankee Bonds that are issued by companies from Australia, Canada, New Zealand and the United Kingdom and such other countries as are approved in writing by a Rating Agency from time to time.

“Corporate Bonds” means debt obligations of U.S. corporations (other than Short Term Money Market Instruments or U.S. Government Obligations), which corporate debt obligations (a) provide for the periodic payment of interest thereon in cash, (b) do not provide for conversion or exchange into equity capital at any time over their respective lives, (c) have been registered under the Securities Act of 1933, as amended, and (d) have not had notice given in respect thereof that any such corporate debt obligations are the subject of an offer by the issuer thereof or exchange or tender for cash, securities or any other type of consideration (except that corporate debt obligations and Yankee Bonds, together, in an amount not exceeding 10% of the aggregate value of the Corporation’s assets at any time shall not be subject to the provisions of this clause (d)).  Such corporate debt obligations must be rated at least Aa3  in the case of Moody’s.  In addition, with respect to Moody’s, no corporate debt obligation held by the Corporation shall be deemed a Corporate Bond (i) if it fails to meet the criteria in column (1) below or (ii) to the extent (and only to the proportionate extent) the acquisition or holding thereof by the Corporation causes the Corporation to exceed any applicable limitation set forth in column (2) or (3) below as of any relevant Valuation Date (provided that in the event that the Corporation shall exceed any such limitation, the Corporation shall designate, in its sole discretion, the particular Corporate Bond(s) and/or portions thereof which shall be deemed to have caused the Corporation to exceed such limitation):

13624429.1

	Column 1	Column 2	Column 3
Rating	Minimum Original Issue Size of Each Issue ($ in millions)	Maximum Percent of Value of Corporation Assets, Including Eligible Portfolio Property, Invested in any One Issuer (1)	Maximum Percent of Value of Corporation Assets, Including Eligible Portfolio Property, Invested in any One Industry Category (1)
Aaa . . . . . .	$100	10.0%	50.0%
Aa. . . . . . . . .	$100	10.0%	33.3%
	(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

“Cure Date” means the AMPS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

“Custodian” means State Street Bank and Trust Company or any successor custodian to the Corporation who acts in such capacity.

“Date of Original Issue” means, with respect to any share of AMPS, the date on which the Corporation originally issues such share.

“Deposit Securities” means Cash, U.S. Government Obligations, Repurchase Agreements and Short Term Money Market Instruments.  Except for purposes of determining compliance with the AMPS Basic Maintenance Amount, each Deposit Security shall be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Security but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

“Derivatives” include options, options on currency, futures (including, but not limited to, U.S. Treasury Bond futures), options on futures, forward contracts, forward currency contracts, interest rate swaps, currency swaps, other types of swaps (including, but not limited to, swaps on securities, financial commodities and indices), caps, collars, floors and currency–linked notes.

“Discount Factor” means, for any asset held by the Corporation, the number set forth opposite each such type of asset in the following table or such other factor required under the guidelines established by the Rating Agencies from time to time (it being understood that any asset held by the Corporation and either not listed in the following table or not identified as a type of Eligible Portfolio Property in writing by a Rating Agency shall have a Discounted Value of zero for each such Rating Agency):

Issue Size	Term to Maturity	Moody’s Discount Factor	Fitch Discount Factor
Cash and Short Term Money Market Instruments: (other than commercial paper)
N/A	<= 46 days	1.000 (1)	1.000 (2)
Commercial Paper:
N/A	<= 46 days	1.150	1.010 (3)
Repurchase Agreements:
N/A	N/A	1.000	1.000
Australian Government Securities:
Any	< 46 days	1.000 (1)	N/A
< A$100,000,000	>= 46 days, <= 2 years	1.730	N/A
>= A$100,000,000, <= A$150,000,000	>= 46 days, <= 2 years	1.730	N/A
> A$150,000,000	>= 46 days, <= 2 years	1.520	N/A
< A$100,000,000	> 2 years, <=5 years	1.730	N/A
>= A$100,000,000, <= A$150,000,000	> 2 years, <=5 years	1.730	N/A
> A$150,000,000	> 2 years, <=5 years	1.520	N/A
< A$100,000,000	> 5 years, <=10 years	1.730	N/A
>= A$100,000,000, <= A$150,000,000	> 5 years, <=10 years	1.730	N/A
> A$150,000,000	> 5 years, <=10 years	1.520	N/A
< A$100,000,000	> 10 years, <=20 years	1.730	N/A
>= A$100,000,000, <= A$150,000,000	> 10 years, <=20 years	1.730	N/A
> A$150,000,000	> 10 years, <=20 years	1.520	N/A
Any	Any	N/A	1.660
Australian Semi–Government Securities: (4) (other than of Tasmania and Australian Semi–Government Securities issued by the Australian State Government of Victoria)
Any	< 46 days	1.000 (1)	N/A
< A$100,000,000	>= 46 days, <= 2 years	1.730	N/A
>= A$100,000,000, <= A$150,000,000	>= 46 days, <= 2 years	1.730	N/A
> A$150,000,000	>= 46 days, <= 2 years	1.520	N/A
< A$100,000,000	> 2 years, <=5 years	1.730	N/A
>= A$100,000,000, <= A$150,000,000	> 2 years, <=5 years	1.730	N/A
> A$150,000,000	> 2 years, <=5 years	1.520	N/A
< A$100,000,000	> 5 years, <= 10 years	1.730	N/A
>= A$100,000,000, <= A$150,000,000	> 5 years, <= 10 years	1.730	N/A
> A$150,000,000	> 5 years, <= 10 years	1.520	N/A
< A$100,000,000	> 10 years, <= 20 years	1.730	N/A
>= A$100,000,000, <= A$150,000,000	> 10 years, <= 20 years	1.730	N/A
> A$150,000,000	> 10 years, <= 20 years	1.520	N/A
Australian Semi–Government Securities: (5) (Tasmanian and Australian Semi–Government Securities issued by the Australian State Government of Victoria only)
Any	< 46 days	1.050	N/A
< A$100,000,000	>= 46 days, <= 2 years	1.820	N/A
>= A$100,000,000, <= A$150,000,000	>= 46 days, <= 2 years	1.820	N/A
> A$150,000,000	>= 46 days, <= 2 years	1.600	N/A
< A$100,000,000	>2 years, <= 5 years	1.820	N/A
>= A$100,000,000, <= A$150,000,000	>2 years, <= 5 years	1.820	N/A
> A$150,000,000	>2 years, <= 5 years	1.600	N/A
< A$100,000,000	>5 years, <= 10 years	1.820	N/A
>= A$100,000,000, <= A$150,000,000	> 5 years, <= 10 years	1.820	N/A
> A$150,000,000	> 5 years, <= 10 years	1.600	N/A
< A$100,000,000	> 10 years, <= 20 years	1.820	N/A
>= A$100,000,000, <= A$150,000,000	> 10 years, <= 20 years	1.820	N/A
> A$150,000,000	> 10 years, <= 20 years	1.600	N/A
Australian Semi–Government Securities:
Any	Any	N/A	1.660
Australian Quasi and Foreign Government Bonds:
Any	Any	N/A	1.680
Australian Bank Bills:
N/A	<= 46 days	1.000 (1)	1.000
N/A	47–56 days	1.350	1.140
N/A	57–90 days	1.350	1.140
N/A	91–180 days	1.350	1.140
Australian Currency:
N/A	N/A	1.350 (6)	1.140
Australian Eurobonds:
N/A	<= 7 year	1.600 (7)	N/A
N/A	> 7 years	2.000 (7)	N/A
N/A	Any	N/A	1.680
Australian Convertible or Exchangeable Eurobonds:
		(8)	(8)
Australian Corporate Bonds:
Any	Any	1.900	N/A
Any AAA Rated	Any	N/A	1.720
Any AA Rated	Any	N/A	1.740
Any A Rated	Any	N/A	1.770
Any BBB Rated	Any	N/A	1.800
Canadian Currency:
N/A	N/A	1.070	1.110
Canadian Government Securities: (9)(10)
Any	Any	N/A	1.610
Any	< 46 days	1.000 (1)	1.610
< C$200,000,000	>= 46 days, < 3 years	1.290	1.610
>= C$200,000,000, < C$500,000,000	>= 46 days, < 3 years	1.290	1.610
>= C$500,000,000	>= 46 days, < 3 years	1.290	1.610
< C$200,000,000	>= 3 years, < 5 years	1.420	1.610
>= C$200,000,000, < C$500,000,000	>= 3 years, < 5 years	1.420	1.610
>= C$500,000,000	>= 3 years, < 5 years	1.420	1.610
< C$200,000,000	>= 5 years, < 7 years	1.420	1.610
>= C$200,000,000, < C$500,000,000	>= 5 years, < 7 years	1.420	1.610
>= C$500,000,000	>= 5 years, < 7 years	1.420	1.610
< C$200,000,000	>= 7 years, < 10 years	1.510	1.610
>= C$200,000,000, < C$500,000,000	>= 7 years, < 10 years	1.510	1.610
>= C$500,000,000	>= 7 years, < 10 years	1.510	1.610
< C$200,000,000	>= 10 years, < 15 years	1.510	1.610
>= C$200,000,000, < C$500,000,000	>= 10 years, < 15 years	1.510	1.610
>= C$500,000,000	>= 10 years, < 15 years	1.510	1.610
< C$200,000,000	>= 15 years	1.820	1.610
>= C$200,000,000, < C$500,000,000	>= 15 years	1.820	1.610
>= C$500,000,000	>= 15 years	1.820	1.610
Canadian Provincial Securities: (9)(10)
Any	Any	N/A	1.610
Any	< 46 days	1.000 (1)	1.610
>= C$500,000,000	>= 46 days, < 3 years	1.290	1.610
>= C$500,000,000	>= 3 years, < 5 years	1.420	1.610
>= C$500,000,000	>= 5 years, < 7 years	1.420	1.610
>= C$500,000,000	>= 7 years, < 10 years	1.510	1.610
>= C$500,000,000	>= 10 years, < 15 years	1.510	1.610
>= C$500,000,000	>= 15 years	1.820	1.610
Canadian Corporate Bonds:
Any	Any	N/A	1.660
EU Currency:
N/A	N/A	N/A	1.270
EU Government Bonds:
Any	Any	N/A	1.590
EU Corporate Bonds:
Any Fitch rated “BBB-” or higher (or equivalent by NRSRO)	Any	N/A	1.600
Other European Bonds:
Norway (Government)	Any	N/A	1.690
Sweden (Government)	Any	N/A	1.810
Poland (Government)	Any	N/A	2.140
Other European Currencies:
Norway	N/A	N/A	1.260
Sweden	N/A	N/A	1.150
Poland	N/A	N/A	1.350 (15)
U.S. Treasury/Agency Asset-Backed Securities:
U.S. Treasury/Agency Securities	<= 10 years	N/A	1.180
U.S. Treasury/Agency Securities	> 10 years	N/A	1.270
U.S. Treasury/Agency Asset-Backed Securities Sequential Classes:
N/A	<= 10 years	N/A	1.280
N/A	> 10 years	N/A	1.420
U.S. Treasury/Agency Asset-Backed Securities Principal-Only Securities:
N/A	Any	N/A	2.360
U.S. Treasury/Agency Asset-Backed Securities Interest-Only Securities:
With Market Value greater than $0.40	Any	N/A	6.960
With Market Value less than or equal to $0.40	Any	N/A	2.140
U.S. Treasury/Agency Asset-Backed Securities – Planned Amortization Class Bonds:
N/A	<= 10 years	N/A	1.150
N/A	> 10 years	N/A	1.360
GNMA Certificates with fixed interest rates:
N/A	N/A	1.500	N/A
GNMA Certificates with adjustable interest rates:
N/A	N/A	1.450	N/A
GNMA Graduated Payment Securities: (11)(12)
N/A	N/A	1.500	N/A
FHLMC and FNMA Certificates with fixed interest rates:
N/A	N/A	1.590	N/A
FHLMC and FNMA Certificates with adjustable interest rates:
N/A	N/A	1.290	N/A
FHLMC Multifamily Securities:
N/A	N/A	1.650	N/A
FHLMC and FNMA Certificates with variable interest rates:
N/A	N/A	1.500	N/A
United Kingdom Currency:
N/A	N/A	1.160	1.270
United Kingdom Government Securities: (13)
Any	< 46 days	1.000 (1)	N/A
<= £500,000,000	>= 46 days, < 3 years	1.440	N/A
>= £500,000,000, < £700,000,000	>= 46 days, < 3 years	1.440	N/A
>=£700,000,000	>= 46 days, < 3 years	1.440	N/A
<= £500,000,000	>= 3 years, < 5 years	1.530	N/A
>= £500,000,000, < £700,000,000	>= 3 years, < 5 years	1.530	N/A
>=£700,000,000	>= 3 years, < 5 years	1.530	N/A
<= £500,000,000	>= 5 years, < 7 years	1.630	N/A
>= £500,000,000, < £700,000,000	>= 5 years, < 7 years	1.630	N/A
>=£700,000,000	>= 5 years, < 7 years	1.630	N/A
<= £500,000,000	>= 7 years, < 10 years	1.680	N/A
>= £500,000,000, < £700,000,000	>= 7 years, < 10 years	1.680	N/A
>=£700,000,000	>= 7 years, < 10 years	1.680	N/A
<= £500,000,000	>= 10 years, < 15 years	1.680	N/A
>= £500,000,000, < £700,000,000	>= 10 years, < 15 years	1.680	N/A
>=£700,000,000	>= 10 years, < 15 years	1.680	N/A
<= £500,000,000	>= 15 years	l.680	N/A
>= £500,000,000, < £700,000,000	>= 15 years	1.680	N/A
>=£700,000,000	>= 15 years	1.680	N/A
Any	Any	N/A	1.620
United Kingdom Corporate Bonds:
Any AAA Rated	Any	N/A	1.680
Any AA Rated	Any	N/A	1.700
Any A Rated	Any	N/A	1.730
Any BBB Rated	Any	N/A	1.750
U.S. Government Obligations:
Any	<= 90 days	1.060	1.015
Any	> 90 days, <= 1 year	1.060	1.015
Any	> 1 year, <= 2 years	1.110	1.030
Any	> 2 years, <= 3 years	1.150	1.050
Any	> 3 years, <= 4 years	1.200	1.070
Any	> 4 years, <= 5 years	1.240	1.090
Any	> 5 years, <= 7 years	1.290	1.120
Any	> 7 years, <= 10 years	1.340	1.140
Any	> 10 years, <= 15 years	1.370	1.220
Any	> 15 years, <= 20 years	1.410	1.300
Any	> 20 years, <= 30 years	1.420	N/A
Any	> 20 years <= 25 years	N/A	1.460
Any	> 25 years	N/A	1.540
Asian Yankee Bonds and Commonwealth Yankee Bonds: (Moody’s only)
Issued by Australia, Canada, China, Hong Kong, India, Indonesia, Korea, Malaysia, New Zealand, Singapore, Thailand, The Philippines and the United Kingdom		2.400	N/A
Asian Yankee Bonds: (Fitch only)
China (Sovereign)		N/A	1.400
China (Corporate)		N/A	1.490
Hong Kong (Sovereign)		N/A	1.600
Hong Kong (Corporate)		N/A	1.700
India (Sovereign)		N/A	1.520
India (Corporate)		N/A	1.610
Indonesia (Sovereign)		N/A	3.900
Indonesia (Corporate)		N/A	4.140
Korea (Sovereign)		N/A	2.740
Korea (Corporate)		N/A	2.910
Malaysia (Sovereign)		N/A	3.320
Malaysia (Corporate)		N/A	3.530
The Philippines (Sovereign)		N/A	3.260
The Philippines (Corporate)		N/A	3.470
Singapore (Sovereign)		N/A	1.290
Singapore (Corporate)		N/A	1.380
Thailand (Sovereign)		N/A	1.960
Thailand (Corporate)		N/A	2.090
Other Asian Bonds (Moody’s only):
Hong Kong (Government)	<= 5 years	3.150	N/A
India	<= 5 years	2.350	N/A
South Korea	<= 5 years	2.000	N/A
Malaysia (Government)	<= 5 years	2.200	N/A
Malaysian (Non-Government)	<= 5 years	2.200	N/A
The Philippines	<= 5 years	2.300	N/A
Singapore (Government)	<= 5 years	2.150	N/A
Singapore (Non-Government)	<= 5 years	2.150	N/A
Taiwan	<= 5 years	4.300	N/A
Thailand	<= 5 years	2.500	N/A
Other Asian Bonds (Fitch only): (14)
Hong Kong (Government)	<= 1 year	N/A	1.970
Hong Kong (Government)	> 1 year <= 3 years	N/A	2.040
Hong Kong (Government)	> 3 years <= 5 years	N/A	2.340
Hong Kong (Government)	> 5 years	N/A	2.500
India (Government)	Any	N/A	3.000 (14)
South Korea (Government)	Any	N/A	2.050 (14)
Malaysia (Government)	Any	N/A	2.800 (14)
The Philippines (Government)	Any	N/A	3.000 (14)
Singapore (Government)	Any	N/A	1.920
Taiwan (Government)	Any	N/A	2.340 (14)
Thailand (Government)	Any	N/A	2.600 (14)
AMPS Interest Rate Swaps:
<= 100% liquidation value of outstanding AMPS	<= 5 years	(15)	(16)
New Zealand Currency:
N/A	N/A	1.350	1.250
New Zealand Government Securities:
Any	< 46 days	1.000(1)	N/A
< NZ$100,000,000	>= 46 days, <= 2 years	1.730	N/A
>= NZ$100,000,000, <= NZ$150,000,000	>= 46 days, <= 2 years	1.730	N/A
> NZ$150,000,000	>= 46 days, <= 2 years	1.520	N/A
< NZ$100,000,000	> 2 years, <=5 years	1.730	N/A
>= NZ$100,000,000, <= NZ$150,000,000	> 2 years, <= 5 years	1.730	N/A
> NZ$150,000,000	> 2 years, <= 5 years	1.520	N/A
< NZ$100,000,000	> 5 years, <= 10 years	1.730	N/A
>= NZ$100,000,000, <= NZ$150,000,000	> 5 years, <= 10 years	1.730	N/A
> NZ$150,000,000	> 5 years, <= 10 years	1.520	N/A
< NZ$100,000,000	> 10 years, <= 20 years	1.730	N/A
>= NZ$100,000,000, <= NZ$150,000,000	> 10 years, <= 20 years	1.730	N/A
> NZ$150,000,000	> 10 years, <= 20 years	1.520	N/A
Any	Any	N/A	1.630
New Zealand Corporate Bonds:
Any	Any	1.850	1.690
Other Asian Currencies:
Hong Kong	N/A	1.400	1.280
India	N/A	1.700	1.500
Indonesia	N/A	N/A	2.500
Japan	N/A	N/A	1.240
South Korea	N/A	2.950	2.280
Malaysia	N/A	1.700	1.820
The Philippines	N/A	2.000	1.400
Singapore	N/A	1.350	1.250
Taiwan	N/A	1.350	1.430
Thailand	N/A	2.950	1.920

(1) In the case of Moody’s, the remaining term to maturity of Eligible Portfolio Property with a Moody’s Discount Factor of 1.000 shall be measured from the last Valuation Date on which the AMPS Basic Maintenance Amount was met for the purpose of determining the number of shares of AMPS to be redeemed which would result in satisfaction of the AMPS Basic Maintenance Amount.

(2) The Fitch Discount Factor applied to Short Term Money Market Instruments will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period.  A Fitch Discount Factor of 100% will be applied to cash.  Rule 2a-7 money market funds rated by Fitch or another Nationally Recognized Statistical Rating Organization will also have a discount factor of 100%, and unrated Rule 2a-7 money market funds will have a discount factor of 115%.

(3) Commercial paper rated F1 if such commercial paper matures in 30 days or F1+ if such commercial paper matures in over 30 days.
(4) Excluding securities of Hydro–Electricity Commission of Tasmania, Tasmanian Public Finance Corp. and Tasmanian Development Authority.
(5) Including securities of Hydro–Electricity Commission of Tasmania, Tasmanian Public Finance Corp. and Tasmanian Development Authority.

(6) If any Offshore Banking Unit constituting Australian Currency has a maturity of more than 46 days from the Valuation Date, the principal amount of the cash deposit shall be offset by an amount equal to the penalty for early withdrawal and in the event interest earned on any Offshore Banking Unit is not exempt from interest withholding tax, the Corporation may not include interest earned as a component of the value of the deposit unless taxes incurred on interest earned have been paid.

(7) The discount factor in the table assumes that the security has a rating of Aa3 or better in the case of Moody’s.
(8) Included in Australian Eurobonds.
(9) In the case of Moody’s, with an original principal balance of at least C$150,000,000.
(10) In the case of Moody’s assets with a remaining maturity of greater than 20 years may not constitute more than 5% of Eligible Portfolio Property.
(11) Unless Moody’s shall agree in writing, GNMA Graduated Payment Securities with a coupon rate lower than 5% shall not be included in Eligible Portfolio Property.

(12) A Discount Factor of 1.50 applies in the case of GNMA Graduated Payment Securities as to which the Corporation notifies the Auction Agent that scheduled principal payments are being made to holders; in the case of GNMA Graduated Payment Securities as to which the Corporation notifies the Auction Agent that scheduled principal payments are not being made to holders, the Discount Factor shall be that which is determined in writing by Moody’s.

(13) In the case of Moody’s, with an original principal balance of at least £500,000,000.

(14) With respect to Fitch, investments in a single country rated A+ or lower by Fitch shall not exceed in the aggregate 5% of the total Eligible Portfolio Property.  As of the date of this amendment, these include: India, Korea, Malaysia, The Philippines, Taiwan and Thailand.

(15) With respect to Moody’s, the discount factors below will be applied based on the current rating of the Eligible AMPS Interest Rate Swap Counterparty and the remaining term of the AMPS Interest Rate Swap, in each case to the extent the AMPS Interest Rate Swap is “in the money” based on the then-current marked to market valuation of the AMPS Interest Rate Swap provided by the Eligible AMPS Interest Rate Swap Counterparty.

Term to Maturity	Aaa	Aa	A
1 year or less	1.09	1.12	1.15
1-2 years	1.15	1.18	1.22
2-3 years	1.20	1.23	1.27
3-4 years	1.26	1.29	1.33
4-5 years	1.32	1.35	1.39

To the extent that the AMPS Interest Rate Swap is “out of the money,” 100% of the Market Value of the AMPS Interest Rate Swap will be deemed a current liability of the Corporation for purposes of calculating the AMPS Basic Maintenance Amount and will not be included in Eligible Portfolio Property.  If the AMPS Interest Rate Swap pays interest in other than U.S. dollars the applicable Moody’s currency conversion rate must also be applied.

(16) With respect to Fitch, Interest Rate Swaps are subject to the following provisions:

(a) If the Corporation is “in the money” (i.e. has an outstanding gain from a swap transaction on a Valuation Date), the gain will be included as Eligible Portfolio Property subject to the Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Corporation will only enter into swap transactions where the counterparty has at least a Fitch rating of A-.

Fitch Counterparty Discount Factors

Time to Maturity                AAA                                AA                    A

Less than 3 years                   1.06                                1.08                  1.10

3-5 years                                1.11                                1.13                  1.15

(b) If the Corporation is “out of the money” (i.e. has an outstanding liability from a swap transaction on a Valuation Date), the Corporation will count such liability as an outstanding liability from the total Eligible Portfolio Property in calculating the AMPS Basic Maintenance Amount.

(c) The Market Value of the position (positive or negative) will be included as Eligible Portfolio Property.  The aggregate notional value of all swaps will not exceed the liquidation preference of the Outstanding AMPS.

(d) If the AMPS Interest Rate Swap pays interest in other than U.S. dollars the applicable Fitch currency conversion rate must also be applied.

“Discounted Value,” with respect to any asset held by the Corporation, means the quotient of the Market Value of such asset divided by the applicable Discount Factor; provided that in no event shall the Discounted Value of any asset constituting Eligible Portfolio Property as of any date exceed the unpaid principal balance or face amount of such asset as of that date; provided further that the Discounted Value of all Australian Securities, Canadian Securities, Other Asian Bonds, EU Securities, Other European Securities, United Kingdom Securities and New Zealand Securities shall be further discounted by the Discount Factor applicable to, respectively, Australian Currency, Canadian Currency, Other Asian Currency, EU Currency, Other European Currency, United Kingdom Currency and New Zealand Currency.

“Dividend Payment Date,” with respect to the AMPS, means each date of payment of dividends as provided in paragraph 3(b)(i) of this Article XII.

“Dividend Period” means the Initial Dividend Period, any Regular Dividend Period, and any Special Dividend Period.

“Dollar” or “$” shall mean U.S. dollars. Amounts in Canadian, Australian or New Zealand dollars or United Kingdom pounds sterling shall be converted to U.S. dollars at the rates reported by the Pricing Service for the Valuation Date or such other source as shall have been approved in writing by the Rating Agencies.

“Eligible AMPS Interest Rate Swap Counterparty” means (i) with respect to Fitch, a counterparty with (a) at least an F1 short-term rating and an A+ long-term rating from Fitch for all swaps where the payment obligations of the swap counterparty include an exchange of the notional, and (b) at least an F1 short-term rating and an A long-term rating from Fitch for all swaps where the payment obligations of the swap counterparty do not include an exchange of the notional, and (ii) with respect to Moody’s, a counterparty with at least an A3 long-term rating from Moody’s.  In the event that an Eligible AMPS Interest Rate Swap Counterparty’s ratings are downgraded below the respective levels set forth in the previous sentence, the counterparty will cease to be an Eligible AMPS Interest Rate Swap Counterparty and the counterparty must be replaced promptly.  In the event that an Eligible AMPS Interest Rate Swap Counterparty terminates a swap early for reasons related to its rating status (other than a downgrade), the counterparty will cease to be an Eligible AMPS Interest Rate Swap Counterparty and the counterparty must be replaced promptly.

“Eligible Portfolio Property” means Australian Bank Bills, Australian Corporate Bonds, Australian Currency, Australian Convertible or Exchangeable Eurobonds, Australian Eurobonds, Australian Government Securities, Australian Quasi and Foreign Government Bonds, Australian Semi–Government Securities, Canadian Currency, Canadian Securities, Cash, New Zealand Corporate Bonds, EU Currency, EU Securities, New Zealand Government Securities, Other Asian Bonds, Other Asian Currency, Other European Currency, Other European Bonds, United Kingdom Currency, United Kingdom Securities, U.S. Government Obligations, Repurchase Agreements, Asian Yankee Bonds, Commonwealth Yankee Bonds, AMPS Interest Rate Swaps (to the extent they are “in the money”), Short Term Money Market Instruments, FNMA Certificates, FHLMC Certificates, FHLMC Multifamily Securities, GNMA Certificates, GNMA Graduated Payment Securities and U.S. Treasury/Agency Asset-Backed Securities; provided, (i) if the determination is being made by Moody’s, (x) that no more than 20% in the aggregate of the total Discounted Value of Eligible Portfolio Property shall consist of Australian Government and/or Australian Semi–Government Securities with a current outstanding issue size less than A$150,000,000 and/or New Zealand Government Securities with a current outstanding issue size less than NZ$150,000,000; and (y) not more than 10% in the aggregate of the total Discounted Value of Eligible Portfolio Property shall consist of Australian Semi–Government Securities described under item 12 of such definition and (ii) if the determination is being made for Fitch, that none of the following account individually for more than 5% of the total Discounted Value of Eligible Portfolio Property: Other Asian Bonds issued by India, Korea, Malaysia, The Philippines, Taiwan and Thailand.  Notwithstanding the above, no asset that is then segregated to cover an AMPS Interest Rate Swap may be deemed to be Eligible Portfolio Property.  The Board of Directors shall have the authority to specify from time to time other assets as Eligible Portfolio Property if the Rating Agencies advise the Corporation in writing that the specification will not adversely affect their respective then–current ratings of the AMPS; it being understood that the components of Eligible Portfolio Property may differ between or among the Rating Agencies.

“EU Corporate Bonds” means debt obligations of EU corporations in Eurozone countries.

“EU Currency” means such coin or currency of the Eurozone European Union countries as at the time shall be legal tender for payment of public and private debts.

“EU Government Bonds” means any publicly traded security which is (i) either issued by the governments of the Eurozone European Union countries or is guaranteed by the governments of the Eurozone European Union countries, (ii) are denominated and payable in EU Currency or are convertible into a security constituting Eligible Portfolio Property, and (iii) are not a variable rate, index–linked, zero coupon or stripped security.

“EU Securities” means EU Corporate Bonds and EU Government Bonds.

“Eurozone” means those countries that are members of the European Union and have adopted the Euro.  As of the date of this amendment, these countries include:  Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Slovenia and Spain.

“Existing Holder” means a Broker–Dealer or any such other Person as may be permitted by the Corporation that is listed as the holder of record of shares of AMPS in the records of the Auction Agent.

“Failure to Cure” shall mean a failure by the Corporation to maintain the AMPS Basic Maintenance Amount or the 1940 Act AMPS Asset Coverage Requirement, as the case may be, which failure is not cured by the relevant Cure Date.

“FANMAC Certificates” are securities issued by a trustee against housing loans made through the New South Wales Department of Housing and consist of a series of closed trusts or pools. The mortgage manager is the First Australian National Mortgage Acceptance Corporation Ltd. (“FANMAC”).  FANMAC is owned partially by the Government of the State of New South Wales with the remainder owned by other institutions.  The Government of the State of New South Wales has provided the FANMAC Trust with an assurance as to availability of funds to meet payments.  The securities have been rated by Australian Ratings.  FANMAC securities are subject to a call provision under which borrowers (mortgagors) can repay early and the investors in a particular pool can be repaid on a pro rata basis.

“FHLMC” means the Federal Home Loan Mortgage Corporation created by Title III of the Emergency Home Finance Act of 1970, and includes any successor thereto.

“FHLMC Certificate” means a mortgage participation certificate in physical or book–entry form, the timely payment of interest on and the ultimate collection of principal of which is guaranteed by FHLMC, and which evidences a proportional undivided interest in, or participation interest in, specified pools of fixed–, variable– or adjustable–rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first liens on one– to four–family residences.

“FHLMC Multifamily Security” means a “Plan B Multifamily Security” in physical or book–entry form, the timely payment of interest on and the ultimate collection of principal of which is guaranteed by FHLMC, and which evidences a proportional undivided interest in, or participation interest in, specified pools of fixed–rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first–priority mortgages on multifamily residences containing five or more units and which are designed primarily for residential use, the inclusion of which in the Eligible Portfolio Property will not, in and of itself, impair, or cause the AMPS to fail to retain, the rating assigned to such AMPS by each of the Rating Agencies, as evidenced by a letter to such effect from each of the Rating Agencies.

“Fitch” means Fitch Ratings, or its successors.  Any specific references to Fitch or requirements imposed by Fitch shall only apply for so long as Fitch provides a rating with respect to the AMPS.  Effective May 17, 2007, Fitch was selected as a Substitute Rating Agency and it began rating the AMPS on May 17, 2007.  The definitions in this Paragraph 1(a) were amended effective as of that date in order to obtain an “AA” rating from Fitch on each series of the AMPS and to maintain such rating. With respect to all reporting, notice, consent and other requirements set out in paragraphs 1(b) through 10 of this Article XII, Fitch has agreed that all terms applicable to Moody’s will apply equally in all respects to Fitch.

“Fitch Exposure Period” means the period commencing on (and including) a given Valuation Date and ending 46 days thereafter.

“FNMA” means the Federal National Mortgage Association, a United States Government–sponsored private corporation established pursuant to Title VIII of the Housing and Urban Development Act of 1968, and includes any successor thereto.

“FNMA Certificate” means a mortgage pass–through certificate in physical or book–entry form, the full and timely payment of principal of and interest on which is guaranteed by FNMA, and which evidences a proportional undivided interest in specified pools of fixed–, variable– or adjustable–rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first liens on one– to four–family residences.

“GNMA” means the Government National Mortgage Association, and includes any successor thereto.

“GNMA Certificate” means a fully modified pass–through certificate in physical or book–entry form, the full and timely payment of principal of and interest on which is guaranteed by GNMA and which evidences a proportional undivided interest in specified pools of fixed–, variable– or adjustable–rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first liens on one– to four–family residences.

“GNMA Graduated Payment Security” means a fully modified pass–through certificate in physical or book–entry form, the full and timely payment of principal of and interest on which is guaranteed by GNMA, which obligation is backed by the full faith and credit of the United States, and which evidences a proportional undivided interest in specified pools of graduated payment mortgage loans with terms up to 30 years, with payments that increase annually at a predetermined rate for up to the first five or ten years of the mortgage loan and that are secured by first–priority mortgages on one– to four–unit residences; provided that such loans shall be past the graduated payment period.

“GNMA Multifamily Security” means a fully modified certificate in physical or book–entry form, the full and timely payment of principal of and interest on which is guaranteed by GNMA, which obligation is backed by the full faith and credit of the United States, and which evidences a proportional undivided interest in specified pools of fixed–rate mortgage, level pay loans with terms up to 30 years secured by first–priority mortgages on multifamily residences, the inclusion of which in the Eligible Portfolio Property will not, in and of itself, impair or cause the AMPS to fail to retain the rating assigned to such AMPS by each of the Rating Agencies as evidenced by a letter to such effect from each of the Rating Agencies.

“Holder” means a Person identified as a holder of shares of AMPS in the Stock Register.

“Independent Accountant” means a nationally recognized accountant, or firm of accountants, that is, with respect to the Corporation, an independent registered public accountant or firm of independent registered public accountants under the Securities Act of 1933, as amended.

“Industry Category” means, as to any Corporate Bond, any of the industry categories set forth in the following table:

(29)

Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition;

(30)

Automobile: Automotive Equipment, Auto–Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers;

(31)

Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables;

(32)

Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil;

(33)

Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building–related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development;

(34)

Chemicals, Plastics and Rubber: Chemicals (non–agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating;

(35)

Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass;

(36)

Personal and Non–Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies;

(37)

Diversified/Conglomerate Manufacturing;

(38)

Diversified/Conglomerate Service;

(39)

Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution, Mining and Sales;

(40)

Ecological: Pollution Control, Waste Removal, Waste Treatment, Waste Disposal;

(41)

Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology;

(42)

Finance: Investment Brokerage, Leasing, Syndicating, Securities;

(43)

Farming and Agriculture: Livestock, Grains, Produce, Agricultural Chemicals, Agricultural Equipment, Fertilizers;

(44)

Grocery: Grocery Stores, Convenience Food Stores;

(45)

Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment;

(46)

Home and Office Furnishings, Housewares, and Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges;

(47)

Hotels, Motels, Inns and Gaming;

(48)

Insurance: Life, Property and Casualty, Broker, Agent, Surety;

(49)

Leisure, Amusement, Motion Pictures, Entertainment:  Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution;

(50)

Machinery (Non–Agriculture, Non–Construction, Non–Electronic):  Industrial, Machine Tools, Steam Generators;

(51)

Mining, Steel, Iron and Non–Precious Metals:  Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini–Mills, Fabricating, Distribution and Sales;

(52)

Oil and Gas:  Crude Producer, Retailer, Well Supply, Service and Drilling;

(53)

Personal, Food and Miscellaneous Services;

(54)

Printing, Publishing and Broadcasting:  Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, TV, Cable, Broadcasting Equipment;

(55)

Cargo Transport: Rail, Shipping, Railroads, Rail–care Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport;

(56)

Retail Stores:  Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom;

(57)

Telecommunications:  Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular;

(58)

Textiles and Leather:  Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes;

(59)

Personal Transportation:  Air, Bus, Rail, Car Rental; and

(60)

Utilities: Electric, Water, Hydro Power, Gas, Diversified.

“Initial Dividend Payment Date” has the meaning set forth in paragraph 3(b)(i) of this Article XII.

“Initial Dividend Period” has the meaning specified in paragraph 3(c)(i) of this Article XII.

“Initial Dividend Rate,” with respect to the AMPS, means the rate per annum specified herein applicable to the Initial Dividend Period.

“Interest Equivalent” means a yield on a 360–day basis of a discount basis security which is equal to the yield on an equivalent interest–bearing security.

“Investment Company Act” means the Investment Company Act of 1940 (15 U.S. Code §§80 et seq.), as amended from time to time.

“Investment Manager” means Aberdeen Asset Management Asia Limited or any successor manager to the Corporation who acts in such capacity in conformance with Section 15 of the Investment Company Act.

“Lien” has the meaning set forth in paragraph 3(d)(iii) of this Article XII.

“Long Term Dividend Period” means a Special Dividend Period consisting of a specified period of whole years not greater than five years.

“Mandatory Redemption Price” means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption.

“Market Value” means the amount determined with respect to specific assets of the Corporation in the manner set forth below, it being understood that Market Value shall include any interest accrued thereon but, in the case of Moody’s, only if the next interest coupon on such asset is due and payable within 47 days of the Reporting Date, and that a designated Pricing Service may be used where indicated.

(a)

as to Australian, Canadian, European and United Kingdom Securities, Asian Yankee Bonds, Commonwealth Yankee Bonds, New Zealand Corporate Bonds, New Zealand Government Securities, Other European Bonds and Other Asian Bonds, the Administrator or the Custodian shall value such securities at the last trade price quoted by a designated Pricing Service if such trade price reflects a trade on, or within one local business day prior to, the Reporting Date. If no such trade price is available, the Administrator or the Custodian shall value such securities, where practicable, at the bid prices or the mean between the bid and asked price quoted by a designated Pricing Service on the Reporting Date, or if such quotes are not readily available, at fair value as determined by a designated Pricing Service (or the Administrator or Custodian if the Rating Agencies so permit) using methods which include: consideration of yields or prices of assets of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. Either the Administrator or the Custodian or a designated Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Administrator or the Custodian or a designated Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids (both of which shall be in writing or by telecopy, telex or other electronic transcription, computer obtained quotation reduced to written form or similar means) provided to the Corporation, by two recognized securities dealers in either (i) Australia, with respect to Australian Securities, (ii) Canada, with respect to Canadian Securities or (iii) the United Kingdom, with respect to United Kingdom Securities, such securities dealers making a market in the applicable securities, or, with respect to Asian Yankee Bonds, Commonwealth Yankee Bonds, EU Securities, New Zealand Corporate Bonds, New Zealand Government Securities, Other Asian Bonds and Other European Bonds, two recognized securities dealers in the jurisdiction of the issuer.

(b)

as to GNMA Certificates, GNMA Graduated Payment Securities, FNMA Certificates, FHLMC Certificates, FHLMC Multifamily Securities and U.S. Treasury/Agency Asset-Backed Securities, the Pricing Service (or the Administrator or the Custodian, if the Rating Agencies so permit) shall value such securities as the product of (i) the aggregate unpaid principal amount of the mortgage loans evidenced by each such certificate or security, as the case may be, as of the close of business in New York City on the last Business Day prior to such Valuation Date and (ii) the lower of the bid prices for the same kind of certificate or, if not available, some other security having, as nearly as practicable, comparable interest rates and maturities, as quoted to the Corporation by two nationally recognized securities dealers, who are members of the National Association of Securities Dealers selected by the Corporation and making a market therein, with at least one such quotation in writing plus accrued interest to the Valuation Date if the next interest coupon on such security is due and payable within 46 days of such Valuation Date;

(c)

as to Australian, Canadian, EU, Other Asian, European, New Zealand and United Kingdom Currency and as to Cash, demand deposits included in Short Term Money Market Instruments, the Administrator or the Custodian shall value such currency or securities as the face value thereof;

(d)

as to next Business Day repurchase agreements, the face value thereof;

(e)

as to U.S. Government Obligations, the Administrator or the Custodian shall value such securities at the bid prices quoted by a designated Pricing Service or the mean between the bid and asked price quoted by a designated Pricing Service on the Reporting Date, or if such quotes are not readily available, at fair value as determined by a designated Pricing Service (or the Administrator or the Custodian, if the Rating Agencies so permit) using methods which include: consideration of yields or prices of assets of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. Either the Administrator, the Custodian or a designated Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations.  In the event the Administrator or the Custodian or a designated Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids (at least one of which shall be in writing or by telecopy or other electronic transcription, computer obtained quotation reduced to written form or similar means) provided for the Corporation by two nationally recognized securities dealers, who are members of the National Association of Securities Dealers selected by the Corporation and making a market therein; and

(f)

as to AMPS Interest Rate Swaps, the Administrator shall determine the net value of the interest rate swaps on a daily marked–to–market basis in accordance with their Valuation Procedures, as such Valuation Procedures may be amended from time to time by the Board of Directors of the Corporation, based on price information received from the Eligible AMPS Interest Rate Swap Counterparty.

Without amending the Charter, (i) the calculation of the Market Value of an asset constituting Eligible Portfolio Property may be changed to any method recognized by the Rating Agencies from that set forth in this Article XII and (ii) a method recognized by the Rating Agencies for calculating the Market Value of any asset identified as Eligible Portfolio Property may be specified if the Rating Agencies advise the Corporation in writing that the change or specification will not adversely affect their respective then–current ratings of the AMPS.

“Maximum Applicable Rate,” with respect to AMPS, has the meaning set forth in paragraph 8(a)(vii) of this Article XII.

“Moody’s” means Moody’s Investors Service, Inc. or its successors.  Any specific references to Moody’s or requirements imposed by Moody’s shall only apply for so long as Moody’s provides a rating with respect to the AMPS.

“MMSs” are mortgage–backed securities issued against mortgage pools by MGICA Securities Ltd., a wholly–owned subsidiary of AMP Society Ltd., an Australian insurance company, and rated by Australian Ratings.

“MTCs” are securities issued against specific mortgages by a trustee and are similar to “pass–through” certificates.  MTCs are issued on a continuous basis, insured by Australian insurance companies against both mortgage default and an early call, and rated by Australian Ratings.

“New Zealand Corporate Bonds” means debt obligations of New Zealand corporations (other than Commonwealth Yankee Bonds).

“New Zealand Currency” means such coin or currency of the Government of the Commonwealth of New Zealand as at the time shall be legal tender for payment of public and private debts.

“New Zealand Government Securities” means any publicly traded security which is (i) either issued by the Government of the Commonwealth of New Zealand and, in the case of Moody’s, rated Aa by Moody’s, or is guaranteed by the Government of the Commonwealth of New Zealand, (ii) are denominated and payable in New Zealand Currency or are convertible into a security constituting Eligible Portfolio Property, and (iii) are not a variable rate, index–linked, zero coupon or stripped security.

“New Zealand Securities” means New Zealand Corporate Bonds, New Zealand Government Securities, New Zealand semi–government securities and other securities determined from time to time in writing by the Rating Agencies.

“1940 Act AMPS Asset Coverage Ratio” means, as of the Valuation Date, the ratio of the Corporation’s net assets to its senior securities representing indebtedness plus the liquidation value of its Preferred Stock, including the shares of AMPS.

“1940 Act AMPS Asset Coverage Requirement” means the requirement that the Corporation maintain, with respect to shares of AMPS, as of the last Valuation Date of each month in which any shares of AMPS are Outstanding, asset coverage of at least 200% with respect to senior securities representing indebtedness plus the liquidation value of its Preferred Stock, including the shares of AMPS (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are stock of a closed–end investment company as a condition of paying dividends on its common stock).

“1940 Act Cure Date,” with respect to the failure by the Corporation to maintain the 1940 Act AMPS Asset Coverage Requirement (as required by paragraph 7(a) of this Article XII) as of the last Valuation Date of each month, means the last Valuation Date of the following month.

“NMMC Securities” are securities issued by National Mortgage Market Corporation Ltd. (“NMMC”), which include AUSSIE MACs, which are medium term bearer securities, and National Mortgage Market Bonds.  NMMC is a private company which is owned partially by the Government of the State of Victoria and partially by private institutions.  Both AUSSIE MACs and National Mortgage Bonds are rated by Australian Ratings.

“Non-Call Period” has the meaning set forth under the definition of “Specific Redemption Provisions.”

“Non–Payment Period” means, with respect to the AMPS, any period commencing on and including the day on which the Corporation shall fail to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted by paragraph 3(c)(i) of this Article XII) within three Business Days after such Dividend Payment Date to the Holders as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of AMPS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same–day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any shares of AMPS called for redemption, the Mandatory Redemption Price per share of such AMPS or, in the case of an optional redemption, the Optional Redemption Price per share, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to Holders in same–day funds; provided that, a Non–Payment Period shall not end unless the Corporation shall have given at least five days’ but no more than 30 days’ written notice of such deposit or availability to the Auction Agent, all Existing Holders (at their addresses appearing in the Stock Books) and the Securities Depository.  Notwithstanding the foregoing, the failure by the Corporation to deposit funds as provided for by clauses (ii)(A) or (ii)(B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated by paragraph 3(c)(i) of this Article XII shall not constitute a “Non–Payment Period.”

“Non–Payment Period Rate” means, initially, 300% of the applicable Reference Rate provided that the Board of Directors of the Corporation shall have the authority to adjust, modify, alter or change from time to time the initial Non–Payment Period Rate if the Board of Directors of the Corporation determines and the Rating Agencies then rating the AMPS advise the Corporation in writing that such adjustment, modification, alteration or change will not adversely affect their then–current ratings on the AMPS.

“Normal Dividend Payment Date” has the meaning set forth in paragraph 3(b)(i) of this Article XII.

“Notice of Redemption” means any notice with respect to the redemption of shares of AMPS pursuant to paragraph 5 of this Article XII.

“Notice of Revocation” has the meaning set forth in paragraph 3(c)(iii) of this Article XII.

“Notice of Special Dividend Period” has the meaning set forth in paragraph 3(c)(iii) of this Article XII.

“Offshore Banking Units” means cash deposits denominated in the currency of Australia deposited with an Australian branch of a foreign bank authorized to operate as an offshore banking unit by the Government of Australia’s Australian Taxation Office which, in the case of Moody’s is (i) a branch carrying the same credit rating as the parent bank, (ii) is a deposit rated at least P–1 under circumstances in which the rating of the deposit is capped at the sovereign rating ceiling of the parent bank’s home country, as well as the bank deposit rating ceiling of Australia, or (iii) is a deposit held by a branch whose parent bank is rated at least Aa3/P–1 under circumstances in which the rating of the parent bank is capped at the sovereign rating ceiling of the parent bank’s home country, as well as the bank deposit rating ceiling of Australia and which, to date, are limited to cash deposits with an overseas banking unit of Banque Nationale de Paris.

“Optional Redemption Price” shall mean $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period.

“Other Asian Bonds” means, (A) in the case of Moody’s, (i) debt obligations of corporations in the following jurisdictions: India, Korea, Malaysia, The Philippines, Singapore, Taiwan and Thailand; or (ii) any publicly traded security which is either issued or guaranteed by the government of the following jurisdictions: Hong Kong, India, Korea, Malaysia, The Philippines, Singapore, Taiwan and Thailand; and (B) in the case of Fitch any publicly-traded security which is either issued or guaranteed by the government of the following jurisdictions: Hong Kong, India, Korea, Malaysia, The Philippines, Singapore, Taiwan and Thailand; provided, however, that for purposes of either Moody’s or Fitch, Asian Yankee Bonds are excluded from this definition.

“Other Asian Currency” means such coin or currency of the governments of: Hong Kong, India, Korea, Malaysia, The Philippines, Singapore, Taiwan and Thailand, and, in the case of Fitch, Indonesia and Japan.

“Other Currency” means Australian Currency, Canadian Currency or United Kingdom Currency.

“Other European Bonds” means any publicly-traded security which is either issued or guaranteed by the government of the following countries: Norway, Sweden and Poland.

“Other European Currency” means such coin or currency of the governments of: Norway, Sweden and Poland.

“Other Permitted Assets” means Australian Corporate Bonds, Australian Eurobonds, Australian Convertible or Exchangeable Eurobonds, Australian Short Term Securities, Derivatives, New Zealand Securities, FANMAC Certificates, NMMC Securities, MTCs, MMSs, ANNIE MAEs, GNMA Multifamily Securities and Corporate Bonds.

“Outstanding” means, as of any date (i) with respect to AMPS, shares of AMPS theretofore issued by the Corporation except, without duplication, (A) any shares of AMPS theretofore cancelled or delivered to the Auction Agent for cancellation, or redeemed by the Corporation, or as to which a Notice of Redemption shall have been given and moneys shall have been deposited in trust by the Corporation pursuant to paragraph 5(f) and (B) any shares of AMPS as to which the Corporation or any Affiliate thereof shall be an Existing Holder, provided that shares of AMPS held by an Affiliate shall be deemed Outstanding for purposes of calculating the AMPS Basic Maintenance Amount and (ii) with respect to shares of other Preferred Stock, has the equivalent meaning.

“Paying Agent” means Deutsche Bank Trust Company Americas and its successors or any other paying agent appointed by the Corporation to perform the functions performed by the Paying Agent.

“Person” means an individual, a corporation, a company, a voluntary association, a partnership, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

“Potential Beneficial Owner” means a customer of a Broker–Dealer or a Broker–Dealer that is not a Beneficial Owner of shares of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of AMPS.

“Potential Holder” shall mean any Broker–Dealer or any such other Person as may be permitted by the Corporation, including any Existing Holder, who may be interested in acquiring shares of AMPS (or, in the case of an Existing Holder, additional shares of AMPS).

“Preferred Stock” means the Preferred Stock of the Corporation, including the AMPS.

“Premium Call Period” has the meaning set forth under the definition of “Specific Redemption Provisions.”

“Pricing Service” shall mean any of FT Interactive Data, Reuters Information Services, Inc., Bloomberg L.P. or any other pricing service designated by the Board of Directors of the Corporation provided the Corporation obtains written assurance from the Rating Agencies then rating the AMPS that such designation will not impair the rating then assigned by the respective Rating Agency to the AMPS.

“Rating” means a rating assigned by a Rating Agency to a particular security or to a particular issuer.

“Rating Agency” or “Rating Agencies” means Moody’s and Fitch or any Successor Rating Agency so long as such rating agency is then rating the AMPS.

“Reference Rate” means:  (i) with respect to a Regular Dividend Period or a Short Term Dividend Period having fewer than 183 days, the applicable “AA” Composite Commercial Paper Rate, (ii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iii) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.

“Regular Dividend Period” means, with respect to the AMPS, a Dividend Period consisting of 28 days.

“Reporting Date,” with respect to any price referred to in the definition of the Market Value of an item of Eligible Portfolio Property, shall mean the date as of which the Market Value of such item of Eligible Portfolio Property is to be determined.

“Repurchase Agreements” means, repurchase obligations with respect to a U.S. Government Obligation, FNMA Certificate, FHLMC Certificate or GNMA Certificate, and, in the case of Fitch, U.S. Treasury/Agency Asset-Backed Securities under which the Corporation buys such securities from counterparties who agree to buy back such securities within one Business Day from the date such repurchase obligations were entered into where the counterparty is either (i) a depository institution the deposits of which (x) are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, (y) the commercial paper or other unsecured short term debt obligations of which are rated Prime–1 by Moody’s and commercial paper rated short-term F1+ by Fitch, and (z) the long term debt obligations of which are rated at least A–2 by Moody’s; or (ii) a broker–dealer registered as such with the Securities and Exchange Commission under the Securities Act of 1934, as amended, (x) the commercial paper or other unsecured short term debt obligation of which are rated Prime–1 by Moody’s and commercial paper rated short-term F1+ by Fitch, and (y) the long term debt obligations of which are rated at least A–2 by Moody’s.

“Request for Special Dividend Period” has the meaning set forth in paragraph 3(c)(iii) of this Article XII.

“Response” has the meaning set forth in paragraph 3(c)(iii) of this Article XII.

“S&P” means Standard & Poor’s Rating Group or its successors.  Effective May 17, 2007, S&P ceased rating the AMPS.  Accordingly, as of that date, all reporting, notice, consent and other requirements described in this Article XII that relate to S&P became null and void.

“Securities Depository” means The Depository Trust Company and any successor thereto.

“Short Term Dividend Period” means a Dividend Period consisting of a specified number of days (other than the number of days in the applicable Regular Dividend Period), evenly divisible by seven and not fewer than seven or more than 364.

“Short Term Money Market Instruments” means the following kinds of instruments, if on the date of purchase or other acquisition by the Corporation of such instrument the remaining term to maturity thereof is not more than 30 days:

(a)

demand deposits in, certificates of deposit of and standby letters of credit or other similar instruments issued by, any depository institution, the deposits of which are insured by the Federal Deposit Insurance Corporation (“FDIC”) or the Savings Association Insurance Fund, administered by the FDIC, provided that, at the time of the Corporation’s investment therein, the commercial paper or other unsecured short term debt obligations of such depository institution are rated Prime–1 by Moody’s and short-term F1+ by Fitch and are issued by institutions whose long term debt obligations are rated at least A2 by Moody’s; and

(b)

commercial paper rated at the time of the Corporation’s investment therein Prime–1 by Moody’s and short-term F1+ by Fitch and issued by institutions whose long term debt obligations are rated at least A2 by Moody’s; provided, however, that in the case of Moody’s such commercial paper must have a maturity of 270 days or less.

“Special Dividend Period” means a Dividend Period consisting of (i) a specified number of days (other than the number of days in the applicable Regular Dividend Period), evenly divisible by seven, and not fewer than seven nor more than 364 or (ii) a specified number of whole years not greater than five years (in each case subject to adjustment as provided in paragraph 3(b)(i)).

“Specific Redemption Provisions” means, with respect to a Special Dividend Period either, or any combination of, (i) a period (a “Non–Call Period”) determined by the Board of Directors of the Corporation, after consultation with the Auction Agent and the Broker–Dealers, during which the shares of AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Corporation and (ii) a period (a “Premium Call Period”), consisting of a number of whole years and determined by the Board of Directors after consultation with the Auction Agent and the Broker–Dealers, during each year of which the shares of AMPS subject to such Dividend Period shall be redeemable at the Corporation’s option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Directors of the Corporation after consultation with the Auction Agent and the Broker–Dealers.

“Stock Books” means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the AMPS.

“Stock Register” means the register of Holders maintained on behalf of the Corporation by the Auction Agent in its capacity as transfer agent and registrar for the AMPS.

“Subsequent Dividend Period” has the meaning specified in paragraph 3(c)(i) of this Article XII.

“Substitute Commercial Paper Dealers” means such substitute Commercial Paper Dealer or Dealers as the Corporation may from time to time appoint or, in lieu of any thereof, their respective affiliates or successors.

“Substitute Rating Agency” and “Substitute Rating Agencies” mean a nationally recognized securities rating agency or two nationally recognized securities rating agencies, respectively, selected by the Corporation, to act as the substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the shares of AMPS.

“Tender Panel” shall mean, for purposes of this Article XII, a group of financial institutions that bid to purchase an issuer’s security, which makes a market for the security.

“United Kingdom Corporate Bonds” means debt obligations of United Kingdom corporations (other than Commonwealth Yankee Bonds).

“United Kingdom Currency” means such coin or currency of the United Kingdom as at the time shall be legal tender for payment of public and private debts, as well as time deposits denominated in such currency.

“United Kingdom Government Securities” means any publicly traded security which is (i) either issued by the Government of the United Kingdom (and, in the case of Moody’s, is rated Aaa by Moody’s) or is guaranteed by the Government of the United Kingdom or any semi–sovereign United Kingdom entity whose domestic currency long term debt is, in the case of Moody’s, rated Aaa by Moody’s, (ii) is denominated and payable in United Kingdom Currency or is convertible into a security constituting Eligible Portfolio Property, and (iii) is not a variable rate, index–linked, zero coupon or stripped security.

“United Kingdom Securities” means all United Kingdom Corporate Bonds and United Kingdom Government Securities.

“U.S. Government Obligations” means direct obligations of the United States, provided that such direct obligations are entitled to the full faith and credit of the United States and that any such obligations, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“U.S. Treasury/Agency Asset-Backed Securities” means a mortgage participation certificate in physical or book-entry form, the timely payment of interest on and the ultimate collection of principal of which is guaranteed by FHLMC, FNMA or GNMA, and which evidences a proportional undivided interest in specified pools of fixed-, variable- or adjustable-rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first liens on one- to four-family residences.

“U.S. Treasury Bill Rate” on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date.  “Alternate Treasury Bill Rate” on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

“U.S. Treasury Note Rate” on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date.  “Alternate Treasury Note Rate” on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

“Valuation Date” means each Friday or, if such day is not a Business Day, the next preceding Business Day, provided, that the first Valuation Date may occur on any other date established by the Corporation; provided, further, that such date shall not be earlier than four Business Days prior to, and not later than, the Date of Original Issue.

“Voting Period” has the meaning specified in paragraph 6(b) of this Article XII.

“Yankee Bonds” means bonds issued by foreign governments or provinces, supranational agencies or foreign corporations, offered and sold in the United States and denominated in U.S. dollars, which bonds (a) provide for the periodic payment of interest thereon in cash, (b) do not provide for conversion or exchange into equity capital at any time over their respective lives, (c) have been registered under the Securities Act of 1933, as amended, (d) have a remaining term to maturity of 30 years or less, and (e) have not had notice given in respect thereof that any such corporate debt obligations are the subject of an offer by the issuer thereof of exchange or tender for cash, securities or any other type of consideration (except that Yankee Bonds and Corporate Bonds, together, in an amount not exceeding 10% of the aggregate value of the Corporation’s assets at any time shall not be subject to the provisions of this clause (e)).  In addition, with respect to Moody’s, no debt obligation held by the Corporation shall be deemed a Yankee Bond (i) if it fails to meet the criteria in column (1) below or (ii) to the extent (and only to the proportionate extent) the acquisition or holding thereof by the Corporation causes the Corporation to exceed any applicable limitation set forth in column (2) or (3) below as of any relevant Valuation Date (provided that in the event that the Corporation shall exceed any such limitation, the Corporation shall designate, in its sole discretion, the particular Yankee Bond(s) and/or portions thereof which shall be deemed to have caused the Corporation to exceed such limitation):

13624429.1

	Column 1	Column 2	Column 3
Rating	Minimum Original Issue Size of Each Issue ($ in millions)	Maximum Percent of Value of Corporation Assets, Including Eligible Portfolio Property, Invested in any One Issuer (1)	Maximum Percent of Value of Corporation Assets, Including Eligible Portfolio Property, Invested in any One Industry Category (1)
Aaa	$100	10.0%	50.0%
Aa	100	10.0	33.3
(1)	The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

4.

The terms of the AMPS and the rights of the beneficial owners of the AMPS are not changed by this Certificate of Notice.

FOURTH:

This Certificate of Notice is being filed at the election of the Corporation pursuant to Section 1-207.1 of the MGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Notice to be executed in its name and on its behalf by its [Vice President] and attested by its Secretary and Assistant Treasurer this 17th day of May, 2007.

ATTEST:	ABERDEEN GLOBAL INCOME FUND, INC.

/s/ Alan Goodson	By: /s/ Derek Fulton
Alan Goodson	[ ]
Secretary and Assistant Treasurer	[Vice President]

13624429.1